Exhibit (c)(13)

Confidential Project Pelican Fairness Opinion Presentation to the Special Committee of the Board of Directors Real Estate Investment Banking June 12, 2017

KeyCorp & KeyBanc Capital Markets KeyBanc Capital Markets is a trade name under which the corporate and investment banking products and services of KeyCorp and its subsidiaries, KeyBanc Capital Markets Inc., Member NYSE/FINRA/SIPC, and KeyBank National Association (“KeyBank N.A.”), are marketed. Securities products and services are offered by KeyBanc Capital Markets Inc. and by its licensed securities representatives. Banking products and services are offered by KeyBank N.A. A number of our corporate and institutional team members are employed by both KeyBanc Capital Markets Inc. and KeyBank N.A. These “dual employees” are licensed securities representatives of KeyBanc Capital Markets Inc., and they are there to better serve your needs, by making available both securities and banking products and services. Further, in connection with our effort to deliver a comprehensive array of banking and securities products and services to you in a seamless manner, from time to time KeyBank N.A. and KeyBanc Capital Markets Inc. will share with each other certain non-public information that you provide to us. Of course, as always, this information will not be shared or otherwise disclosed outside of the KeyCorp organization without your express permission. Please also be assured that, as with other banks and broker-dealers, KeyBank N.A. and KeyBanc Capital Markets Inc. adhere to established internal procedures to safeguard your corporate information from areas within our organization that trade in or advise clients with respect to the purchase and sale of securities. THE OBLIGATIONS OF KEYBANC CAPITAL MARKETS INC. ARE NOT OBLIGATIONS OF KEYBANK N.A. OR ANY OF ITS AFFILIATE BANKS, AND NONE OF KEYCORP’S BANKS ARE RESPONSIBLE FOR, OR GUARANTEE, THE SECURITIES OR SECURITIES -RELATED PRODUCTS OR SERVICES SOLD, OFFERED OR RECOMMENDED BY KEYBANC CAPITAL MARKETS INC. OR ITS EMPLOYEES. SECURITIES AND OTHER INVESTMENT PRODUCTS SOLD, OFFERED OR RECOMMENDED BY KEYBANC CAPITAL MARKETS INC., IF ANY, ARE NOT BANK DEPOSITS OR OBLIGATIONS AND ARE NOT INSURED BY THE FDIC. 2

Table of Contents Section I Situation Overview Section II Company Overview Section III Valuation Summary Section IV Valuation Analyses Appendix A. Individual Asset Transaction Comparables B. Public Comparable Company Descriptions 3

Confidential Situation Overview

Situation Overview The special committee of Blue Jay (“Blue Jay” or the “Company”) has retained KeyBanc Capital Markets Inc. (“KeyBanc” or “KBCM”) to determine the fairness, from a financial point of view, of the consideration to be paid by the Company in connection with the purchase of Pelican’s assets (the “Transaction”). Review of Key Items Framing the Situation: ▪ Pelican is a public non-traded REIT focused on ownership of a portfolio of healthcare facilities across the country ▪ Blue Jay and Pelican are affiliated entities, both sponsored and externally managed by the same advisor (the “Advisor”) ▪ The Pelican assets consist of 19 healthcare real estate assets, including 17 medical office building assets and 2 senior housing assets (the “Pelican Portfolio” or the “Portfolio”, each asset a “Portfolio Asset”) ▪ Pelican acquired the first Portfolio Asset and commenced real estate operations in March 2015, all Portfolio Assets have been acquired in this timeframe for a total acquisition cost of $127.8 million, not including transaction fees paid to the Advisor ▪ Blue Jay will pay total cash consideration of $120.0 million to Pelican including the assumption of a $5.0 million mortgage ▪ The Portfolio assets are each individually held in a single purpose entity (“SPE”), in the Transaction Blue Jay will acquire the equity in the SPE of each Portfolio Asset ▪ KBCM has been engaged as a financial advisor to Blue Jay for the Transaction and a portion of the fee payable to KBCM is contingent upon the completion of a Transaction ▪ KeyBanc National Association, an affiliate of KBCM, is a lender to Blue Jay 5

Background and Timeline of the Transaction ▪ On January 29, 2016 the then Chairman of Blue Jay contacted the Chairman of Pelican communicating interest in discussing a potential merger and suggested signing a mutual non-disclosure agreement ▪ On February 4, 2016 the Blue Jay and Pelican each signed a mutual non-disclosure agreement ▪ On February 8, 2016 KeyBanc was engaged by the Board of Directors (the “Board”) of Blue Jay to evaluate and assist in the completion of a potential Transaction with Pelican – KeyBanc and the Company began initial diligence, including discussions with senior management regarding the current operating performance of the Portfolio Assets ▪ On February 16, 2016 Blue Jay’s Board of Directors received an unsolicited offer from Albatross which communicated Albatross’ interest in a potential transaction involving Albatross, Blue Jay, and Pelican. Albatross is an affiliated company to Blue Jay and Pelican ▪ Discussions regarding a potential Transaction between Blue Jay and Pelican were put on hold as both companies reviewed their strategic alternatives – Blue Jay announced review of strategic alternatives on April 22, 2016 – The acquisition of Pelican remained a strategic alternative which was evaluated alongside a range of other strategic alternatives – Pelican announced a review of strategic alternatives on April 29, 2016, one alternative was to pursue a marketed sale process ▪ On July 8, 2016, KBCM presented to Blue Jay’s Board its thoughts on the Pelican Portfolio and valuation – The Board ultimately declined to participate in a marketed sale process for Pelican 6

Background and Timeline of the Transaction (cont.) ▪ In February of 2017 Blue Jay re-engaged in discussions regarding a potential acquisition of Pelican ▪ On February 20, 2017 Blue Jay’s Board retained KBCM to evaluate and assist in the completion of a potential Transaction with Pelican through an amendment to the original engagement letter – Blue Jay and KBCM received access to an updated datasite with new information on Pelican and the Portfolio Assets ▪ On March 2, 2017 KBCM presented updated and revised thoughts regarding the Pelican Portfolio and valuation – The Board decided to proceed with a bid of $98,500,000 in cash for the assets and a letter was sent to Pelican’s Lead Independent Director outlining the details of Blue Jay’s bid – Pelican responded that this valuation was too low for Pelican to transact, but were interested in pursing a potential Transaction ▪ On March 7, 2017 Blue Jay’s board met to discuss a revised offer, at which time KBCM provided thoughts on an updated valuation – KBCM presented the results of a refined valuation to the Board, which agreed to proceed at a bid of $104,500,000 in cash – Pelican responded this valuation was still too low but offered to make management available for a discussion to further Blue Jay’s diligence efforts and improve the offer ▪ On March 10, KBCM and Leslie Michelson, Chairman of the Board, participated in a diligence call to further refine the valuation analysis in order to present a revised bid – KBCM presented the results of the refined valuation to the Board, which agreed to proceed at a bid of $110,000,000 in cash – On March 14, 2017 a letter was sent to Pelican’s Lead Independent Director outlining the details of Blue Jay’s revised bid. The revised, higher bid was not accepted. Pelican informed Blue Jay that they had received an offer from another party – On March 23, 2017 a letter was sent to Pelican with a bid of $111,000,000 in cash which was not accepted ▪ On March 30, 2017 Blue Jay’s Board met to discuss a revised offer, at which time KBCM provided final thoughts on valuation – The Board determined to proceed at $120,000,000 as a best and final offer, which was accepted by Pelican ▪ Blue Jay continued confirmatory diligence on the Portfolio and provided a draft purchase agreement on April 18, 2017 ▪ Blue Jay and Pelican negotiated the purchase agreement through April, May, and June 2017 and are expected to sign the agreement on June 14, 2017 7

Summary of Transaction Terms Parties ▪ Acquirer: Blue Jay, a public, non-listed real estate investment trust organized in New York ▪ Seller: Pelican, a public, non-listed real estate investment trust organized in New York Transaction ▪ Blue Jay shall purchase the equity interests in the SPEs (asset acquisition) which hold the 19 healthcare facilities making up the Pelican Portfolio Form / Structure ▪ Cash acquisition ▪ Proxy expected to be filed within a reasonable timeframe after the execution of the Agreement Consideration ▪ $120.0 million including the assumption of a $5.0 million mortgage Shareholder Approval ▪ Pelican’s board requires concurrence from a majority of the outstanding shares of stock entitled to vote in order to sell all or substantially all of Pelican’s assets ▪ Pelican shareholder approval Conditions ▪ No material adverse change to the Pelican Portfolio has occurred and no developments that would reasonably be expected to have a material adverse effect have occurred ▪ Outside date of [March 14, 2018] ▪ Indemnification provisions by Pelican include breach of reps and warranties, breach of covenants, taxes payable by Pelican, Pelican’s advisor fees, and shareholder litigation brought about from the Transaction ▪ Indemnification provisions by Blue Jay include breach of reps and warranties, breach of covenants and Blue Jay’s Indemnification Provisions advisor fees ▪ 14 month survival period ▪ Threshold of $500,000 with a cap of 10% of the purchase price ▪ Collateralized by an escrow amount of $6 million ▪ Fiduciary out for Board of Directors of Pelican to respond to superior proposals Other Key Provisions ▪ No solicitation of additional offers after signing ▪ Termination fee of 3.0% from Seller to Buyer 8

Summary of Purchase Price Valuation Implied valuation statistics at purchase price of $120,000,000 Value in ($MMs) Purchase Price Purchase Price $120.0 Less: Debt (5.0) Less: UnityPoint NCI (0.5) Net Cash Purchase Price $114.6 Implied Valuation '16 Implied Cap Rate (1) 7.57% '17 Implied Cap Rate (2) 7.70% Source(s): Company Materials, balance sheet items as of 3/31/2017 Note: UnityPoint NCI is presented at book value as of 3/31/2017 (1) Cap rate based on 2016 NOI of $9.08mm (2) Cap rate based on 2017 NOI of $9.24mm 9

Confidential Company Overview

Pelican Overview Summary ▪ Pelican was founded in April 2014 and is headquartered in New York, NY ▪ In August 2014, Pelican commenced its IPO on a “reasonable best efforts basis” of up to 125.0 million shares of common stock, at $25.00 per share ▪ Pelican is a non-traded Real Estate Investment Trust specializing in seniors housing and medical office building assets ▪ As of 1Q 2017, Pelican had a real estate cost basis of $128 million Portfolio Summary Number of Assets SF / Units% of SF Medical Office On Campus 1 70,023 18.6% Off Campus 16 306,550 81.4% Affiliated 11 266,681 70.8% Non Afiliated 6 109,892 29.2% Total 17 376,573 SF 100.0% Seniors Housing T riple Net 1 34,659 SF / 49 Units 37.9% RIDEA 1 56,700 SF / 71 Units 62.1% Total 2 91,359 SF / 120 Units 100.0% Source: Company Materials Portfolio Map Medical Office Buildings NNN Seniors Housing RIDEA Seniors Housing Lease Expiration Schedule (Thousands) 70 25.0%% 60 20.0% Anualized 50 40 15.0% 30 Expiring 10.0% 20 Expiring 5.0% Rental 10 Income SF 0 0.0% SF Expiring% of Annualized Rental Income 11

Pelican Portfolio Summary

Portfolio Summary

Total Square Feet / Units	467,932 / 115
Number of States	10
Number of Properties	19
MOB Square Feet	376,573
MOB Occupancy	97.1%
Aggregate Acquisition Price	$127.8 mm
2016A/2017E Net Operating Income	$9.1mm/$9.2mm
Weighted Average Property Age (1)	10.0 Years
Total Debt (Philip Professional Center Note) (2)	$5.0mm

State Breakdown

State	2016 ABR ($000s) (3)	% of ABR
Illinois	$5,132	42.1%
Georgia	1,445	11.8%
Michigan	1,189	9.7%
Minnesota	1,072	8.8%
Florida	1,054	8.6%
Arizona	583	4.8%
Texas	471	3.9%
Iowa	434	3.6%
Kentucky	418	3.4%
Ohio	402	3.3%
Total	**$12,200**	**100.0%**

Top Tenants / Operators (52% of ABR is with Investment Grade Tenants (4))

Top Tenants / Operators	% of Annual Base Rent (4)	Moody's / S&P Rating
Summit Orthopedics, Ltd.	10.5%	NA
Presence Health	8.9%	Baa3 / BBB-
Cedarhurst Management(5)	8.8%	NA
United States of America (GSA)	8.0%	Aaa / AA+
Beaumont Health	7.1%	A1 / A
Trinity Regional Health System	6.9%	Aa3 / AA-
Northside Hospital Inc.	6.2%	Aa3 / NA
The MetroHealth System	4.1%	A3 / A-
Lee Memorial Health System	3.8%	A2 / A
Meridian Senior Living	3.7%	NA
Texas Health Resources	3.6%	Aa2 / AA
Cardiology Associates of N. IL	3.4%	NA
Michigan Adult & Child Medicine	2.8%	NA
Illinois Cancer Care	2.6%	NA
SMI Imaging	2.5%	NA
DaVita Dialysis	2.4%	Ba3 / BB
Fresenius Medical Care	1.8%	Ba2 / BBB-
Theodore Shreiber, MD	1.6%	NA
Kaiser Permanente	1.5%	A3 / AA-
Renal Hypertension Center	1.4%	NA
Other	8.3%	(6)
Total	**100.0%**	

Source: Company materials (1) Weighted by square feet and age based on year built or most recent renovation
(2) Philip Professional Center note has a fixed rate of 4.0% and matures in October 2019, and is open for pre-payment without a premium beginning April 1, 2019; balance as of 3/31/2017
(3) Based on Company's 10-K
(4) Base rent as of 04/19/2017 ; (5) Based on 2016 NOI
(6) Walgreens (Madison Medical Plaza) rated "Baa2" by Moody's and "BBB" by S&P

KeyBanc Capital Markets

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Portfolio Summary

Property / Portfolio	Location	Yr. Built / Reno.	Primary Tenant	Acquisition Date	Rentable Square Feet	M / S Tenant NNN / RIDEA	Occupancy
Medical Office Buildings							
DaVita Bay Breeze Dialysis Center	Largo, FL	2012	DaVita Inc.	Mar-15	7,247	S	100.0%
RAI Care Center	Palm Harbor, FL	1973 / 2009	Fresenius Medical Care	Apr-15	14,936	M	100.0%
DaVita Dialysis	Hudson, FL	1982 / 2009	DaVita Inc.	May-15	8,984	M	100.0%
Rockwall Medical Plaza	Rockwall, TX	2008	Texas Health Resources	Jun-15	18,176	M	100.0%
Decatur MOB	Decatur, GA	2009	Northside Hospital, Inc.	Jul-15	20,800	S	100.0%
MetroHealth Buckeye Health Center	Cleveland, OH	2004	The MetroHealth System	Aug-15	25,070	S	100.0%
Philip Professional Center (2 buildings)	Lawrenceville, GA	2007	United States of America (GSA)	Aug-15	31,483	M	93.9%
Illinois CancerCare Clinic	Galesburg, IL	2014	Illinois Cancer Care, P.C.	Aug-15	9,211	S	100.0%
Galesburg VA Outpatient Clinic	Galesburg, IL	2013	United States of America (GSA)	Aug-15	9,979	S	100.0%
Woodlake Office Center	Woodbury, MN	2009	Summit Orthopedics, Ltd.	Sep-15	36,375	S	100.0%
Greenfield Medical Center	Gilbert, AZ	2001	SMI Imaging, LLC	Oct-15	28,489	M	100.0%
Lee Memorial Health System Outpatient Center	Fort Myers, FL	1998	Lee Memorial Health System	Oct-15	24,174	S	100.0%
Beaumont Medical Center	Warren, MI	2005	Beaumont Health	Dec-15	35,219	M	95.2%
Madison Medical Plaza	Joliet, IL	2007	Presence Health	Dec-15	70,023	M	89.4%
UnityPoint Muscatine [1]	Muscatine, IA	2015	Trinity Regional Health System	Dec-15	21,767	S	100.0%
UnityPoint Moline [2]	Moline, IL	2013	Trinity Regional Health System	Dec-15	14,640	S	100.0%
Medical Office Buildings Total					***376,573***		***97.1%***
NNN Seniors Housing							
Arcadian Cove Assisted Living	Richmond, KY	2009	Meridian Senior Living	Aug-15	34,659 SF / 49 Units	NNN	100.0% [1]
NNN Seniors Housing					***34,659 SF / 49 Units***		***100.0%***
RIDEA Seniors Housing							
Cedarhurst of Collinsville	Collinsville, IL	2009	Cedarhurst Senior Living, LLC	Aug-15	56,700 SF / 66 Units	RIDEA	91.7%
RIDEA Seniors Housing					***56,700 SF / 66 Units***		***91.7%***
Total Portfolio					***467,932***		***96.6%***

Source: Company materials, SEC filings
(1) Operating occupancy of 93.9% as of 3/31/2017

KeyBanc Capital Markets

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Portfolio Summary (cont'd.)

Property / Portfolio	Location	Remaining Lease Term (Years)	Purchase Price ($ 000s)	Purchase Cap Rate	Rent Increases (annually)	Affiliated / Non Affiliated	On/Off Campus
Medical Office Buildings							
DaVita Bay Breeze Dialysis Center	Largo, FL	10.2	$1,650	6.95%	2.0%	Non-affiliated	Off campus
RAI Care Center	Palm Harbor, FL	7.7	4,750	7.23%	2.0%	Non-affiliated	Off campus
DaVita Dialysis	Hudson, FL	7.5	2,725	7.20%	0.0%	Non-affiliated	Off campus
Rockwall Medical Plaza	Rockwall, TX	3.0	6,639	6.81%	2.5% - 3.0%	Affiliated	Off campus
Decatur MOB	Decatur, GA	5.6	5,100	6.92%	2.0%	Affiliated	Off campus
MetroHealth Buckeye Health Center	Cleveland, OH	3.1	5,550	7.59%	0.0%	Affiliated	Off campus
Philip Professional Center (2 buildings)	Lawrenceville, GA	11.4	9,000	6.50%	1.6% - 3.0%	Affiliated	Off campus
Illinois CancerCare Clinic	Galesburg, IL	7.4	3,400	7.27%	2.0%	Non-affiliated	Off campus
Galesburg VA Outpatient Clinic	Galesburg, IL	6.3	2,630	7.03%	0.0%	Affiliated	Off campus
Woodlake Office Center	Woodbury, MN	5.5	14,900	6.77%	2.0%	Non-affiliated	Off campus
Greenfield Medical Center	Gilbert, AZ	3.4	7,000	7.04%	2.1% - 3.0%	Non-affiliated	Off campus
Lee Memorial Health System Outpatient Center	Fort Myers, FL	1.5	5,275	7.16%	0.0%	Affiliated	Off campus
Beaumont Medical Center	Warren, MI	4.8	13,650	6.67%	3.0%	Affiliated	Off campus
Madison Medical Plaza	Joliet, IL	4.4	19,500	6.28%	2.5% - 3.0%	Affiliated	On campus
UnityPoint Muscatine (1)	Muscatine, IA	8.0	5,886	7.00%	10.0%	Affiliated	Off campus
UnityPoint Moline (2)	Moline, IL	6.8	3,767	7.00%	10.0%	Affiliated	Off campus
Medical Office Buildings Total		***5.7***	***$111,423***				
NNN Seniors Housing							
Arcadian Cove Assisted Living	Richmond, KY	13.4	$4,775	7.37%	2.5%	NA	NA
NNN Seniors Housing		***13.4***	***$4,775***				
RIDEA Seniors Housing							
Cedarhurst of Collinsville	Collinsville, IL	NA	$11,600	7.14%	NA	NA	NA
RIDEA Seniors Housing			***$11,600***				
Total Portfolio		***6.3***	***$127,798***	***6.86%***			

KeyBanc Capital Markets

Source: Company materials, SEC filings
(1) One-time 10% rent increase in 2020
(2) One-time 10% rent increase in 2018

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Pelican’s Standalone Projections ▪ Projections based on ARGUS files (MOBs) and financial models (seniors housing assets) provided by the Company ▪ Assumes 5% UnityPoint NCI stays in place ($000s) 2016A 2017P 2018P 2019P 2020P 2021P Portfolio Revenue $14,351 $14,719 $14,975 $15,410 $15,765 $15,889 Y / Y Growth NM 2.6% 1.7% 2.9% 2.3% 0.8% Operating Expenses - MOBs (3,316) (3,708) (3,783) (3,873) (3,965) (4,054) Operating Expenses - Senior Housing (1,952) (1,773) (1,816) (1,859) (1,904) (1,950) Portfolio Cash NOI $9,083 $9,238 $9,376 $9,678 $9,896 $9,886 Y / Y Growth NM 1.7% 1.5% 3.2% 2.3% (0.1%) NOI Margin 63.3% 62.8% 62.6% 62.8% 62.8% 62.2% Adjustment: NOI Attr. To UnityPoint NCI (1) (34) (34) (34) (35) (37) (37) Cash NOI after NCI $9,049 $9,204 $9,342 $9,642 $9,859 $9,848 G&A Expenses (1,898) (1,955) (2,014) (2,074) (2,136) (2,200) Capex & Capex Reserves (2) (132) (408) (769) (546) (946) (1,947) Cash Flow Before Debt Service $7,019 $6,841 $6,559 $7,022 $6,777 $5,701 (1) 5% UnityPoint non-controlling interest (2) Includes Capex & Capex Reserves, RIDEA Reserves, TIs & LCs 15

Pelican G&A Detail Pelican has historically paid cash G&A costs of nearly $2 million annually, $1.4 million of which will be eliminated upon the integration into Blue Jay’s portfolio. ($000s) 2016A 2017P 2018P 2019P 2020P 2021P Related Party Reimbursements $267.1 $275.1 $283.4 $291.9 $300.6 $309.7 Accounting & Audit 720.8 742.4 764.7 787.6 811.3 835.6 Transfer Agent 181.1 186.5 192.1 197.8 203.8 209.9 Printing and Production 126.4 130.2 134.1 138.1 142.3 146.5 Legal 291.1 299.8 308.8 318.1 327.6 337.4 Distributions on Class B Units (1) 42.7 44.0 45.3 46.7 48.1 49.5 Board of Director Compensation 166.0 171.0 176.1 181.4 186.8 192.4 Tax es 0.0 0.0 0.0 0.0 0.0 0.0 Consulting Fees 0.0 0.0 0.0 0.0 0.0 0.0 Other 103.0 106.1 109.3 112.5 115.9 119.4 Total Cash G&A Costs $1,898.1 $1,955.1 $2,013.7 $2,074.1 $2,136.4 $2,200.5 Non-Cash Mgmt. Fee Paid in Class B Units (2) $918.4 $918.4 $918.4 $918.4 $918.4 $918.4 Pro Forma G&A to Blue Jay Post-Transaction G&A Costs Related Party Reimbursements $300.0 $309.0 $318.3 $327.8 $337.7 $347.8 Accounting & Audit 70.0 72.1 74.3 76.5 78.8 81.1 Legal 90.0 92.7 95.5 98.3 101.3 104.3 Board of Director Compensation 50.0 51.5 53.0 54.6 56.3 58.0 Other 10.0 10.3 10.6 10.9 11.3 11.6 Pro Forma G&A Costs to Pelican $520.0 $535.6 $551.7 $568.2 $585.3 $602.8 Incremental Operating Fees Due to Affiliates $100.0 $100.0 $100.0 $100.0 $100.0 $100.0 Non-Cash Mgmt. Fee Paid in Class B Units (2) $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 Note: Assumes 3% out-year growth in G&A expenses (1) G&A Expense reflects only dividends paid on stock payments for asset management fee. In pro forma Blue Jay there would be no additional asset management fee incurred and the Pelican asset management fee would be eliminated (2) Pelican paid quarterly management fees in the form of Class B units to its Advisor, based on .1875% of the NAV of Pelican’s assets. Assumes share price of $23.75, price per share of Pelican at end of Q4 2016. In pro 16 forma Blue Jay the distribution of Class B units would be eliminated 16

Pelican’s Pro Forma Projections ($000s) 2016A 2017P 2018P 2019P 2020P 2021P Portfolio Revenue $14,351 $14,719 $14,975 $15,410 $15,765 $15,889 Y / Y Growth NM 2.6% 1.7% 2.9% 2.3% 0.8% Operating Expenses - MOBs (3,316) (3,708) (3,783) (3,873) (3,965) (4,054) Operating Expenses - Senior Housing (1,952) (1,773) (1,816) (1,859) (1,904) (1,950) Portfolio Cash NOI $9,083 $9,238 $9,376 $9,678 $9,896 $9,886 Y / Y Growth NM 1.7% 1.5% 3.2% 2.3% (0.1%) NOI Margin 63.3% 62.8% 62.6% 62.8% 62.8% 62.2% Adjustment: NOI Attr. To UnityPoint NCI (1) (34) (34) (34) (35) (37) (37) Cash NOI after NCI $9,049 $9,204 $9,342 $9,642 $9,859 $9,848 G&A Expenses (2) (520) (536) (552) (568) (585) (603) Incr. Operating Fees Due to Affiliate (2) (100) (100) (100) (100) (100) (100) Capex & Capex Reserves (3) (132) (408) (769) (546) (946) (1,947) Cash Flow Before Debt Service $8,297 $8,160 $7,921 $8,428 $8,228 $7,199 (1) 5% UnityPoint non-controlling interest (2) Assumes pro forma G&A upon integration into Blue Jay’s Portfolio (3) Includes Capex & Capex Reserves, RIDEA Reserves, TIs & LCs 17

Confidential Valuation Summary

Scope of Work For purposes of determining the fairness, from a financial perspective, of the consideration offered for Pelican, KBCM, without independent verification, has: ▪ Assumed the accuracy and completeness of the information made available to us by Pelican’s management ▪ Reviewed the draft Purchase Agreement (the “Agreement”) dated June 12, 2017 ▪ Reviewed certain publicly available financial statements and other business and financial information of Pelican and Blue Jay that KBCM deemed relevant ▪ Compared the financial performance of the Company with that of certain other comparable publicly traded companies and their securities which KBCM deemed relevant ▪ Reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions that KBCM deemed relevant ▪ Performed such other analyses and considered such other materials and factors deemed appropriate 19

KeyBanc Valuation Procedures KeyBanc analyzed the historical and projected financial results of the Portfolio, as well as third-party market statistics, and applied a variety of valuation techniques as outlined below: Comparable Public Companies Analysis of the implied capitalization rate of a comparable group of publicly traded companies with similar attributes to the Portfolio NAV Analysis Analysis based on individual net asset values of each asset in the Portfolio Discounted Cash Flow Analysis Analysis to determine a present value of the Portfolio based on the expected future cash flows 20

Valuation Overview Pricing Method Pelican Cost Basis (1) Implied Portfolio Value Implied 2017 Cap Rate (3) Purchase Price: $120mm (Implied 2017 cap rate of 7.7%) $127.8 7.2% MarketBased Public Comps $139.7 $151.1 ▪ 6.1% - 6.6% NAV (2) $123.0 $131.9 ▪ 7.0% - 7.5% AssumptionBased DCF $120.2 $131.5 ▪ 7.0% - 7.7% $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 Note: $in millions (1) Provided by Pelican’s management (2) Gross asset value presented to reflect comparable value 21

Confidential Valuation Analyses

Comparable Public Companies KeyBanc identified 5 comparable public companies focused on medical office assets, and 5 comparable public companies focused on seniors housing assets: ▪ No company or business in the comparable companies analysis is identical to the Company, or the Portfolio – Notably, the publicly traded comparable companies are both meaningfully larger than the Portfolio and have a liquid stock ▪ The medical office-focused companies include: – Healthcare Trust of America (NYSE: HTA) – Healthcare Realty Trust (NYSE: HR) – Physicians Realty Trust (NYSE: DOC) – Universal Health Realty Income Trust (NYSE: UHT) – Community Healthcare Trust Incorporated (NYSE: CHCT) ▪ The seniors housing-focused companies include: – Senior Housing Properties Trust (NYSE: SNH) – National Health Investors (NYSE: NHI) – LTC Properties (NYSE: LTC) – Sabra Healthcare (NYSE:SBRA) – New Senior Healthcare Group (NYSE: SNR) ▪ KeyBanc focused on the implied cap rates for 2017, using 2017 net operating income, financial statements as of the most recent filings, and market data ▪ KBCM also applied an illiquidity and lack of comparability discount of 10% to reflect the lack of a publicly traded stock for the Portfolio relative to the comparable public companies as well as the overall size of the Portfolio relative to the publically traded portfolios ▪ KBCM applied the discounted peer average cap rate to each segment’s cash NOI individually (ex. Medical Office Building and Seniors Housing), and summed the results 23

Comparable Public Companies – Valuation Metrics

Company	Ticker	Price 6/6/2017	52-Week Range [1] Low	52-Week Range [1] High	Market Cap	Enterprise Value	Implied 2017 Cap Rate [2]
Seniors Housing Focused Peers							
Senior Housing Properties Trust	SNH	$21.10	$17.14	$23.85	$5,012.4	$8,659.1	7.6%
National Health Investors, Inc.	NHI	76.05	66.31	82.53	3,123.1	4,361.2	5.2%
LTC Properties, Inc.	LTC	48.56	43.17	54.20	1,922.3	2,553.3	5.8%
Sabra Health Care REIT, Inc.	SBRA	22.91	19.30	29.10	1,499.8	2,890.9	8.8%
New Senior Investment Group Inc.	SNR	9.47	9.02	12.68	777.9	2,976.3	7.3%
	Average				**$2,467.1**	**$4,288.1**	**7.0%**
						10% Discount [3]	**7.6%**
MOB Focused Peers							
Healthcare Trust of America, Inc.	HTA	$31.38	$26.34	$34.64	$4,514.6	$6,566.0	5.5%
Healthcare Realty Trust Incorporated	HR	34.07	26.66	36.60	3,981.9	5,303.4	5.4%
Physicians Realty Trust	DOC	20.74	17.12	22.03	3,297.1	4,274.2	5.4%
Universal Health Realty Income Trust	UHT	73.08	53.65	75.58	993.9	1,273.4	NA
Community Healthcare Trust Incorporated	CHCT	25.47	19.10	25.94	333.8	420.3	6.3%
	Average				**$2,624.3**	**$3,567.4**	**5.6%**
						10% Discount [3]	**6.2%**

Source(s): Company filings, Capital IQ, SNL Financials, Equity Research
Note(s): Financials as of latest filing, dollars in millions, except per share figures
(1) 52-week range based on 6/6/2017
(2) Forward cap rate based on 2017 Cash NOI provided in Equity Research
(3) Applied an illiquidity and lack of comparability discount of 10% to reflect the lack of a publicly traded stock for the Portfolio relative to the comparable public companies as well as the overall size of the Portfolio relative to the publically traded portfolios

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Public Comps Valuation Matrix $in millions Medical Office Buildings Seniors Housing Total Portfolio 2017 Implied Valuation 2017 NOI $8.0 $1.3 $9.2 Discounted Peer Average Cap Rate 6.2% 7.6% 6.4% Enterprise Value $128.8 $16.4 $145.2 Less: Debt & NCI (5.4) 0.0 (5.4) Less: Cash 0.0 0.0 0.0 Market Cap $123.3 $16.4 $139.7 Valuation Sensitivity (-) 50 bps $140.1 $17.5 $157.6 (-) 25 bps $134.2 $16.9 $151.1 Discounted Peer Average Cap Rate $128.8 $16.4 $145.2 (+) 25 bps $123.8 $15.9 $139.7 (+) 50 bps $119.2 $15.4 $134.6 25

Net Asset Value Analysis KBCM reviewed certain financial data and the purchase prices paid in 354 real estate transactions involving medical office buildings and seniors housing facilities, for which relevant information was available, to determine a Net Asset Value for the Portfolio ▪ KBCM reviewed 354 asset sale transactions based on the following criteria: – Medical office buildings, seniors housing, and dialysis center transactions – Completed since Q1 2015 – In similar regional geography to the Portfolio Assets (1) – For MOB transactions, only included properties built after 2000 and between 10,000-50,000 SF in size – For dialysis center transactions, only included transactions where Fresenius or DaVita is the tenant ▪ KBCM calculated the average cap rate for each of the following geographic regions: Midwest, Southeast, and Southwest (1) – The cap rate calculated is applied to the individual assets in those markets to determine a gross asset value and net asset value ▪ All comparable transaction data is based on available public information and databases common within the real estate industry ▪ No asset used as a comparable in creating the Net Asset Value analysis is identical to any of the Portfolio Assets (1) Geography not a limiting criteria for dialysis center transactions where Fresenius or DaVita is the tenant 26

NAV Analysis

	Cap Rate [1]			Ent. Value	
	High	Low	2017E NOI	Low	High
Medical Office Building Portfolio (*$ in mm*)					
DaVita BayBreeze Dialysis Center	6.4%	5.9%	$0.1	$1.9	$2.0
RAI Cancer Center	6.4%	5.9%	0.4	5.6	6.1
DaVita Dialysis	6.4%	5.9%	0.2	3.1	3.4
Rockwall Medical Plaza	7.3%	6.8%	0.4	5.8	6.3
Decatur MOB	7.4%	6.9%	0.5	6.9	7.4
MetroHealth Buckeye Health Center	7.8%	7.3%	0.4	5.4	5.8
Phillips Professional Center	7.4%	6.9%	0.5	7.4	8.0
Illinois CancerCare Clinic	7.8%	7.3%	0.3	3.3	3.5
Galesburg VA Outpatient Clinic	7.8%	7.3%	0.2	2.0	2.2
Woodlake Office Center	7.8%	7.3%	1.0	13.3	14.2
Greenfield Medical Center	7.3%	6.8%	0.6	7.6	8.2
Lee Memorial Health System Outpatient Center	7.4%	6.9%	0.4	5.1	5.4
Beaumont Medical Center	7.8%	7.3%	1.1	14.3	15.3
Madison Medical Plaza	7.8%	7.3%	1.2	16.0	17.1
UnityPoint Muscatine	7.8%	7.3%	0.4	5.3	5.7
UnityPoint Moline	7.8%	7.3%	0.3	3.4	3.6
Medical Office Building Portfolio - Total			$8.0	$106.4	$114.0
Implied Cap Rate - Medical Office Building				*7.5%*	*7.0%*
Seniors Housing Portfolio (*$ in mm*)					
Arcadian Cove Assisted Living	7.5%	7.0%	$0.4	$4.8	$5.1
Cedarhurst of Collinsville	7.5%	7.0%	0.9	11.9	12.7
Seniors Housing Portfolio - Total			$1.3	$16.7	$17.8
Implied Cap Rate - Seniors Housing				*7.5%*	*7.0%*
Total Portfolio - Gross Asset Value			$9.2	$123.0	$131.9
Implied Cap Rate - Total Portfolio				*7.5%*	*7.0%*
Total Portfolio - Net Asset Value				$117.6	$126.4

Source: Real Capital Analytics, NIC Map

(1) Cap rate based single asset MOB transaction comparables in geographic regions where Pelican's assets are located sourced from RCA, range based on +/- 25bps on average cap rate. Detail is provided in appendix

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Discounted Cash Flow Analysis Discounted cash flow analysis is a traditional valuation methodology used to derive a valuation by discounting to the present its future expected cash flows. ▪ KeyBanc performed a discounted cash flow analysis of the Pelican Portfolio based upon financial projections for the projected fiscal periods 2017 through 2021, which were provided by management ▪ In estimating the Company’s weighted average cost of capital (“WACC”), KBCM performed analysis consistent with the Capital Asset Pricing Model ▪ KBCM used the following assumptions in building to the WACC: ― Risk free rate based on 20-year treasury yield ― Market risk and size premium based on Ibbotson’s data ― Calculated unlevered beta based on the median beta of the public comparable companies unlevered based on the aggregate debt / equity of the comp set ― Applied a relevered beta using a range of leverage ratios (debt / total capitalization) of 5% to 35% based on the Portfolio’s current leverage and the target leverage for a publicly traded healthcare REIT ▪ KeyBanc assumed a WACC range of 7.50% - 8.50% in completing its analysis, and utilized the mid-year convention ▪ KeyBanc’s analysis included a synergized case which eliminates most of Pelican’s G&A expenses ▪ Exit cap rate based on the blended cap rate of the NAV analysis, which reflects comparable transactions for the entire Portfolio 28

Discounted Cash Flow Analysis (cont.) KeyBanc performed a discounted cash flow analysis to estimate Pelican’s intrinsic value Projections 2017 2018 2019 2020 2021 Total Revenue $14.7 $15.0 $15.4 $15.8 $15.9 Total Operating Expenses (5.5) (5.6) (5.7) (5.9) (6.0) Net Operating Income $9.2 $9.4 $9.7 $9.9 $9.9 NOI Growth% 1.5% 3.2% 2.3% (0.1%) Less: G&A (2) (0.5) (0.6) (0.6) (0.6) (0.6) Less: Incr. Operating Fees Due to Affiliate (2) (0.1) (0.1) (0.1) (0.1) (0.1) Less: TIs & LCs (0.2) (0.6) (0.4) (0.8) (1.4) Less: CapEx (0.2) (0.2) (0.2) (0.2) (0.6) Net Other Cash Flow Items ($1.0) ($1.4) ($1.2) ($1.6) ($2.6) Unlevered Free Cash Flow (FCF) $8.2 $8.0 $8.5 $8.3 $7.2 Unlevered FCF Growth% (2.9%) 6.4% (2.4%) (12.4%) Discount Factor (3) 0.962 0.891 0.825 0.764 0.707 Present Value of FCF $7.9 $7.1 $7.0 $6.3 $5.1 Discounted Free Cash Flow Valuation 2022 NOI $9.8 Exit Cap Rate (1) 7.25% Implied Terminal Value $135.6 Total Present Value of FCF $33.4 Present Value of Terminal Value 92.3 Enterprise Value $125.6 Less: Debt (5.0) Less: Muscatine NCI (0.5) Equity Value $120.2 Implied Enterprise Value Exit Cap Rate 6.75% 7.00% 7.25% 7.50% 7.75% 7.00% $137.9 $134.2 $130.8 $127.5 $124.5 WACC 7.50% 135.2 131.5 128.2 125.0 122.1 8.00% 132.5 128.9 125.6 122.5 119.7 8.50% 129.9 126.4 123.2 120.2 117.3 9.00% 127.3 123.9 120.8 117.8 115.1 Note: $in millions (1) Exit cap rate represents the midpoint cap rate from NAV analysis (2) Assumes pro forma G&A case (3) Assumes 8.0% WACC as well as mid-year convention 29

DCF – Discount Rate Derivation Assumptions Unlevered Beta Calculation Risk Free Rate (1) 2.6% Comparable Company Bloomberg Beta (3) Debt / Equity (4) Unlevered Beta (5) SNH 0.632 69.1% 0.374 Market Risk Premium (2) 6.9% NHI 0.730 37.2% 0.532 LTC 0.568 31.2% 0.433 Market Capitalization Premium (2) 1.6% SBRA 0.975 91.2% 0.510 SNR 0.956 274.7% 0.255 Marginal Tax Rate 0.0% CHCT 0.764 24.6% 0.613 HTA 0.574 40.4% 0.409 HR 0.565 32.3% 0.427 DOC 0.663 30.9% 0.507 UHT 0.882 27.5% 0.692 Median 0.697 34.7% 0.517 (1) 20-year US Treasury Yield. As of 6/6/2017 (5) Unlevered beta = Predicted Beta / (1 + (1 – tax)*D/E) (2) Source: 2016 Ibbotson Risk Premia Over Time Report; market cap premium based on Blue Jay’s estimated market cap (3) One year adjusted beta. Source: Bloomberg 30 (4) Calculated as total consolidated debt and pro rata share of JV debt divided by market value of equity

DCF – Discount Rate Derivation (cont.) WACC Calculation – Based on Blue Jay’s Capitalization Debt / WACC Based on Pre-Tax Cost of Debt Range of: Debt / Equity (1) Capitalization Levered Beta (2) Cost of Equity (3) 3.50% 4.00% 4.50% 5.00% 5.50% 5.0% 4.8% 0.54 7.9% 7.73% 7.75% 7.77% 7.80% 7.82% 15.0% 13.0% 0.59 8.3% 7.67% 7.73% 7.80% 7.86% 7.93% 25.0% 20.0% 0.65 8.6% 7.62% 7.72% 7.82% 7.92% 8.02% 35.0% 25.9% 0.70 9.0% 7.58% 7.71% 7.84% 7.97% 8.10% 45.0% 31.0% 0.75 9.4% 7.54% 7.70% 7.85% 8.01% 8.16% WACC Calculation – Based on Industry Median Capitalization Debt / WACC Based on Pre-Tax Cost of Debt Range of: Debt / Equity (1) Capitalization Levered Beta (2) Cost of Equity (3) 3.50% 4.00% 4.50% 5.00% 5.50% 25.0% 20.0% 0.65 8.6% 7.62% 7.72% 7.82% 7.92% 8.02% 35.0% 25.9% 0.70 9.0% 7.58% 7.71% 7.84% 7.97% 8.10% 45.0% 31.0% 0.75 9.4% 7.54% 7.70% 7.85% 8.01% 8.16% 55.0% 35.5% 0.80 9.7% 7.51% 7.69% 7.87% 8.05% 8.22% 65.0% 39.4% 0.85 10.1% 7.49% 7.68% 7.88% 8.08% 8.27% Note: Cost of debt estimated based on Blue Jay’s in-place outstanding debt (1) Calculated as total consolidated debt and pro rata share of JV debt divided by market value of equity (2) Levered Beta = Unlevered Beta * (1 + (1 – tax)* D/E) 31 (3) Cost of Equity = risk-free rate + (levered beta * market risk premium) + market capitalization premium

Confidential Appendix

Confidential A. Individual Asset Transaction Comparables

Single Asset Transaction Comparables Summary

Midwest MOB Comparable Transactions (1)

	Price ($)	$ / SF	Cap Rate
Count	73 Transactions		
Low	$2.2	$88	10.1%
Average	$7.1	$279	7.5%
Median	$5.8	$258	7.4%
High	$18.0	$586	5.8%

Southwest MOB Comparable Transactions (2)

	Price ($)	$ / SF	Cap Rate
Count	50 Transactions		
Low	$1.0	$51	10.0%
Average	$6.0	$283	7.0%
Median	$5.0	$283	6.6%
High	$18.8	$607	5.0%

Southeast MOB Comparable Transactions (3)

	Price ($)	$ / SF	Cap Rate
Count	105 Transactions		
Low	$1.1	$81	9.0%
Average	$5.8	$255	7.1%
Median	$5.1	$249	7.1%
High	$16.1	$691	3.9%

Dialysis Center Comparable Transactions (4)

	Price ($)	$ / SF	Cap Rate
Count	85 Transactions		
Low	$0.6	$111	9.0%
Average	$4.7	$418	6.1%
Median	$3.6	$363	6.1%
High	$35.8	$1,218	4.1%

Senior Housing Comparable Transactions (5)

	Price ($)	$ / Unit	Cap Rate
Count	41 Transactions		
Low	$2.5	$46,647	11.3%
Average	$15.5	$159,801	7.3%
Median	$13.3	$165,090	7.2%
High	$52.9	$285,321	4.1%

Source: Real Capital Analytics, NIC Map

Note(s): Includes single asset MOB transactions, built after 2000, between 10,000-50,000 SF over the past two years; includes single seniors housing transactions since Q1 2015

(1) Midwest includes: ND, SD, NE, KS, MN, IA, MO, WI, IL, MI, OH

(2) Southwest includes: AZ, CO, NM, OK, TX

(3) Southeast includes: AR, LA, KY, TN, MS, AL, GA, FL, NC, SC

(4) Includes MOB transactions where Fresenius or DaVita were tenants at time of sale

(5) Includes AL and IL transactions in Midwest and Southeast

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Midwest Transaction Comparables Detail [(1)]

Date	Name	Buyer	Seller	City	State	Purchase Price ($ million)	Total SF	$ / SF	Cap Rate	Occupancy (%)
5/16/2017	BIOMAT	Apple Ridge/Cherry Ridge LLC	Stough Development Corp	Whitehall	OH	$3.3	14,957	$221	NA	100%
4/18/2017	Center for Outpatient Medicine	Stage Equity Partners	The Center for Outpatient Medicine	Bloomington	IL	14.5	45,000	322	NA	100%
3/31/2017	Rush-Copley Medical Center Aurora	Carter Validus Mission	Castle Orthopaedics & Sports Medicine SC	Aurora	IL	11.3	24,722	455	NA	100%
3/24/2017	10500 W Loomis Rd	Local Investor	GN Realty Franklin LLC	Franklin	WI	3.9	18,447	211	NA	NA
3/17/2017	Schubbe Resch Chiropractic & Physical Therapy	NA	NA	Appleton	WI	2.2	10,254	213	6.9%	NA
3/1/2017	UnityPoint Health Waterloo	Unity Point Prop LLC	Lockard Development	Waterloo	IA	5.9	16,433	359	6.3%	100%
2/28/2017	Coram Specialty Infusion Services	LERCK Forest Hills LLC	Bradley L Heinrich	Machesney Park	IL	4.7	30,000	157	9.9%	100%
2/8/2017	Fresenius Medical Care	KJT Properties LLC	Bailiwyck Properties LLC	Hobart	IN	4.0	16,500	242	7.3%	60%
1/10/2017	Bellin Memorial Hospital	NA	Moyle Construction	Kingsford	MI	5.4	18,600	291	6.5%	100%
1/9/2017	Physicians Immediate Care	MB Real Estate	Irgens Development	Plainfield	IL	9.4	25,000	376	NA	100%
12/13/2016	Advocate Medical Group	Elliott Bay Capital Trust	Susan A Snyder	Olympia Fields	IL	5.9	16,020	365	7.7%	100%
11/30/2016	Pinehurst Building	Scott Weber	Upper Midwest Mgmt Corp	Minneapolis	MN	18.0	41,385	435	NA	NA
11/9/2016	13590 North Meridian Street	NA	NA	Carmel	IN	4.6	15,632	294	7.8%	NA
11/4/2016	Northwest Michigan Surgery Center (2FL)	Physicians Realty Trust	NA	Traverse City	MI	2.7	11,041	245	6.8%	100%
11/1/2016	Tamarack Hills	Ben Smith	Norgen Group	Woodbury	MN	4.4	17,816	245	NA	100%
10/29/2016	Deerfield Station	Mascia Development LLC	Neyer Properties	Mason	OH	3.2	20,493	154	NA	NA
10/27/2016	Fresenius Cleveland	Capital Square 1031	COP Cleveland East LLC	Cleveland	OH	10.7	31,365	342	6.0%	100%
10/19/2016	DuPage Medical Group	DuPage Medical Group	Missner Group	Naperville	IL	3.1	10,000	306	7.3%	100%
10/13/2016	UH Walden Health Center	Community Healthcare Trust	NA	Aurora	OH	3.3	11,000	297	9.3%	100%
9/1/2016	1964 Springbrook Square Dr	Location Finders Int'l	Naperville 1964 LLC	Naperville	IL	4.9	12,623	389	NA	NA
8/25/2016	Centegra Milestones Therapy Center	394 Federal Drive LLC	Shabbir Kapadia	Crystal Lake	IL	3.2	11,909	268	NA	100%
7/27/2016	Laurel Terrace in Highland Park	Harrison Street RE Cap	Sharon Burack	Highland Park	IL	12.5	29,203	428	NA	100%
7/6/2016	Prairie Care Maplewood	Physicians Realty Trust	Launch Properties	Maplewood	MN	4.9	13,950	350	7.1%	100%
6/22/2016	Endoscopy & Colonoscopy Center	JPS Hazelwood LLC	Uranus Land Co LLC	Hazelwood	MO	4.1	11,189	368	7.1%	100%
6/17/2016	Nicolet Woods Medical Office Bldg	Martin Karol; Borislav Kresovic; Et. Al	Chudnow Druck Valuation Inc; Donald B Chudnow	Glendale	WI	2.7	16,298	166	8.6%	NA
6/3/2016	Children's Hospital Of Wisconsin Bluemound Pediatr	Physicians Realty Trust	Ryan Companies	Brookfield	WI	5.9	18,054	325	NA	100%
5/26/2016	CorVasc Medical Office	Ventas	Richard Freeman	Indianapolis	IN	11.0	42,681	258	6.1%	NA
5/18/2016	Hauser-Ross Eye Institute	MAE Sycamore Holdings LLC	SASS Real Property Investments LLC	Sycamore	IL	14.8	36,500	405	NA	100%
4/29/2016	500 Wind Ridge Dr	Aspirus Wausau Hospital Inc	Cari Logemann	Wausau	WI	8.1	27,539	294	NA	NA
4/19/2016	Decatur Memorial Hospital MRI Center	EA&S Investments, The Sumow Company	Roy B Mosser	Forsyth	IL	4.4	10,672	408	7.7%	100%
4/15/2016	20350 Water Tower Blvd	HGR LLC	Investment 20350 TDR LLC	Brookfield	WI	4.3	17,746	241	NA	NA
4/14/2016	Birch Run Health Center	The Davis Group	Launch Properties	Maplewood	MN	6.7	28,350	237	NA	NA
4/5/2016	Circleville Family Health	Caddis Partners	American Investment Exchange	Circleville	OH	4.6	19,960	230	NA	100%
4/1/2016	Forsyth Professional Center	Roberty J Ernst	Roy B. Mosser	Forsyth	IL	11.1	45,689	244	8.0%	NA
3/31/2016	St Elizabeth Chapel Place	Block RE Services	Paul Hemmer Cos	Crestview Hills	KY	2.6	12,200	212	NA	NA
2/26/2016	SCA Surgery Center	MedProperties Holdings	Southwest Surgery Center LLC	Mokena	IL	17.0	29,000	586	NA	NA
2/12/2016	10330 Old Olive Street Rd	Old Olive Investments LLC; TPS Holdings LLC	Anne R Kerns	Creve Coeur	MO	3.1	34,632	88	NA	NA
2/5/2016	100 NE Missouri Rd	Santa Fe Investments Group Inc	Medical Plaza II LLC	Lee's Summit	MO	3.0	14,356	210	NA	NA
2/1/2016	BioLife Plasma Services	AEI Capital	Build to Suit Inc	Maple Grove	MN	9.7	16,692	581	NA	100%
2/1/2016	Physicians Medical Plaza	Physicians Realty Trust	St Vincent Hospital	Indianapolis	IN	8.5	40,936	208	7.0%	100%
1/28/2016	380 Center View Boulevard	Block RE Services	Chapel Place D & E LLC	Crestview Hills	KY	2.6	12,200	212	NA	NA
12/31/2015	768 Columbia Road	Cleveland Clinic Foundation	Lakewood Hospital Association	Westlake	OH	8.2	45,304	181	NA	NA
12/31/2015	UnityPoint Clinic	ARC Healthcare Trust III	Build to Suit Inc	Muscatine	IA	5.9	21,767	270	NA	100%
12/31/2015	816 Featherstone Rd	Rainier Capital	W.D. Schorsch LLC	Rockford	IL	11.0	31,000	356	NA	100%
12/14/2015	Red Bank Medical	CNL Healthcare Properties	CinTech Construction	Cincinnati	OH	10.6	38,412	276	NA	NA
12/10/2015	Rockford Cardiovascular Associates	MB Real Estate	Rockford Cardiovascular Associates	Rockford	IL	14.5	48,225	301	NA	100%

Source: Real Capital Analytics; single asset MOB transactions since Q1 2015
(1) Midwest includes: ND, SD, NE, KS, MN, IA, MO, WI, IL, MI, OH

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Midwest Transaction Comparables Detail [(1)] (Cont.)

Date	Name	Buyer	Seller	City	State	Purchase Price ($ million)	Total SF	$ / SF	Cap Rate	Occupancy (%)
12/8/2015	650 Dakota Street	Centegra Health System	George W Urban, Thomas Salvi; Ty Stein; Et Al	Crystal Lake	IL	6.3	27,786	227	NA	NA
12/2/2015	Beaumont Medical Building	ARC Healthcare Trust III	Sobel Co	Warren	MI	13.7	35,219	388	NA	95%
11/9/2015	Orthopedic One	Vanguard Health Systems	Westminster Cap LLC (IL)	Hilliard	OH	5.8	24,836	235	NA	NA
10/5/2015	Stonybrook Medical Center	Landis Properties	Pizzuti Cos	Gahanna	OH	3.8	20,706	184	6.7%	77%
10/1/2015	HMHP Physician Association	Mercy Health Youngstown LLC	Malfco LLC	Youngstown	OH	3.0	17,477	169	NA	NA
9/22/2015	Pediatric Associates	Roy Ghazimorad	Stage Equity Partners	Pickerington	OH	4.4	12,650	351	6.5%	100%
9/17/2015	4595 Trueman Blvd	Keller & Co Inc	Equity Inc	Hilliard	OH	5.0	18,384	271	NA	NA
9/16/2015	3355 Douglas Rd	Global Net Lease	Holladay Corporation	South Bend	IN	10.9	48,574	224	NA	NA
9/16/2015	Allina Health Lakeville Clinic	Richard J Schreier	United Properties	Lakeville	MN	5.1	12,462	410	5.8%	100%
9/11/2015	Woodlake Office Center	ARC Healthcare Trust III	Kraus-Anderson	Woodbury	MN	14.9	36,375	410	NA	100%
8/25/2015	310 Home Boulevard	ARC Healthcare Trust III	Russell Co	Galesburg	IL	6.0	19,190	313	NA	100%
8/20/2015	Lakeside Medical Plaza	Investors RE Trust	Seventy-Eight LLC	Omaha	NE	6.5	30,032	216	NA	100%
8/19/2015	Main Street Medical Centre	Medical Office LLC	Kim Harmon	St. Charles	IL	6.2	45,000	138	NA	NA
8/3/2015	Buckeye Health Center	ARC Healthcare Trust III	Seth Fortgang	Cleveland	OH	5.6	25,070	223	NA	100%
7/31/2015	Southwest Health Center	Physicians Realty Trust	Carey Realty Investments	Grove City	OH	11.5	50,000	230	7.2%	100%
7/22/2015	Starbright Professional Center	Perrysburg Medical LLC/Red Dragons LLC	Starbright Office Partners LLC	Perrysburg	OH	4.7	22,014	214	8.4%	NA
7/15/2015	Diley Ridge Medical Center	HTA (REIT)	Mt Carmel Foundation	Canal Winchester	OH	11.5	45,610	252	NA	100%
6/29/2015	Alexian Brothers Health System	NA	EJ Plesko & Assoc	Addison	IL	3.1	11,200	273	8.3%	100%
6/5/2015	2605 E Creeks Edge Dr	Physicians Realty Trust	Rogers Property Management LLP	Bloomington	IN	11.3	39,888	283	7.5%	100%
6/5/2015	6920 S East St	Prime Office Equities	H & W Properties LLC	Indianapolis	IN	2.7	19,258	140	8.9%	NA
6/4/2015	Cypress Medical Offices	Community Healthcare Trust	Downing Development	Wichita	KS	7.4	43,944	167	NA	NA
6/4/2015	Prairie Star MOB I	Community Healthcare Trust	Kessinger Hunter	Shawnee	KS	5.0	24,557	203	NA	100%
6/4/2015	Prairie Star MOB II	Community Healthcare Trust	City of Shawnee	Shawnee	KS	4.2	24,840	171	NA	NA
6/3/2015	UW Portage Health Center	Community Healthcare Trust	Robin Portage LLC	Portage	WI	3.0	14,000	214	10.1%	100%
5/29/2015	University of Michigan Northville MOB	Physicians Realty Trust	Schostak Bros	Northville	MI	14.8	46,267	320	7.9%	100%
5/29/2015	Coon Rapids Medical Center	Physicians Realty Trust	Gonzalo Medina	Coon Rapids	MN	7.3	31,617	231	8.0%	100%
5/19/2015	Premium Health Care Center	Physicians Realty Trust	Northern Ohio Medical Specialists LLC	Sheffield	OH	11.2	40,782	275	7.5%	100%

	Purchase Price ($ million)	Total SF	$ / SF	Cap Rate	Occupancy (%)
Low	$2.2	10,000	$88	10.1%	60.0%
Average	$7.1	25,609	$279	7.5%	98.5%
Median	$5.8	22,014	$258	7.4%	100.0%
High	$18.0	50,000	$586	5.8%	100.0%

Source: Real Capital Analytics; single asset MOB transactions since Q1 2015

(1) Midwest includes: ND, SD, NE, KS, MN, IA, MO, WI, IL, MI, OH

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Southwest Transaction Comparables Detail (1)

Date	Name	Buyer	Seller	City	State	Purchase Price ($ million)	Total SF	$ / SF	Cap Rate	Occupancy (%)
3/31/2017	1455 W Chandler Blvd	Paul Olson	Thomas Hopkins	Chandler	AZ	$3.3	14,099	$234	NA	NA
3/31/2017	1420 West Canal Court	Shane W Roth	Farrell-Roeh	Littleton	CO	4.1	29,630	138	7.2%	95%
3/9/2017	Banner Health Center	Banyan Rail Services	Ensemble RE LLC	Surprise	AZ	8.7	34,472	252	NA	NA
2/28/2017	Caring for Women	John R Doherty	Broadstone Net Lease Inc	Denton	TX	6.0	13,000	464	6.5%	100%
2/22/2017	Palo Verde Cancer Center	Anthony Masiello, Samir Sawhney, Denzel Pereira	Select Healthcare Solutions	Glendale	AZ	3.2	10,500	306	NA	100%
2/21/2017	DaVita Dialysis	NA	Norman Property Development LLC	Norman	OK	2.7	11,902	223	9.1%	100%
2/9/2017	Thumb Butte Medical Center	Global Medical REIT	Dr Hosn Hojatollah Askari	Prescott	AZ	4.5	12,000	375	8.1%	100%
2/6/2017	5731 Silverstone Terrace	Beshert LLC	Cadence Cap Investments	Colorado Springs	CO	4.0	23,948	166	NA	NA
1/30/2017	16830 Northgate Drive	Recentric Realty Capital	Parker Holdings LLC	Stonegate	CO	3.0	14,016	210	NA	NA
1/5/2017	Orthopedic Associates	Physicians Realty Trust	Flower Mound Associates Ltd	Flower Mound	TX	18.8	46,603	403	6.1%	NA
11/10/2016	Legacy Lakes Plaza	Sam Caudle; Ruth Ann Polk Caudle	Sabre Realty Inc	Frisco	TX	6.4	18,280	350	6.3%	100%
10/6/2016	Parkway Commons	Groendyke Oil & Gas Properties LP	Memorial/Hefner Parkway LLC	Oklahoma City	OK	7.5	43,273	173	NA	NA
9/13/2016	4438 Centerview Dr	Satwell LLC	Omninet Capital	San Antonio	TX	4.9	15,000	326	6.3%	100%
9/9/2016	5731 Silverstone Terrace	Cadence Cap Investments	Vig Medical Group LLC	Colorado Springs	CO	2.7	23,948	111	NA	NA
8/31/2016	6160 Tutt Blvd	HF Holdings Colorado LLC	Bethesda Real Estate	Colorado Springs	CO	6.8	35,544	190	NA	98%
8/9/2016	Thunderbird Palms Plaza	Tryperion Partners	Penny Hardaway	Glendale	AZ	10.9	47,298	229	NA	90%
8/8/2016	Diabetes & Thyroid Center	FSW Corp	DTC Medical Developers LLC	Fort Worth	TX	3.2	11,100	288	NA	NA
8/3/2016	Center for Health	White Construction Group	Sovereign Capital Mgmt	Colorado Springs	CO	2.6	29,639	86	NA	60%
6/30/2016	Texas Oncology-Presbyterian Cancer Center Dallas	Welltower	Texas Health Resources	Dallas	TX	15.0	46,839	320	6.5%	100%
6/2/2016	Legacy ER & Urgent Care	Prudential CA, Cecil Russell & Nancy Russell	Sandlin Capital LLC	McKinney	TX	3.5	10,985	322	6.6%	100%
5/24/2016	Lohman Endoscopy Center	The Sanders Trust	Nattakom AND Podila LLC	Las Cruces	NM	5.1	13,444	381	NA	NA
5/15/2016	4140 Se Adams Rd	NA	NA	Bartlesville	OK	3.0	13,206	227	7.8%	100%
5/9/2016	11476 Space Center Blvd	IRA Realty Capital	Patrick Dando	Houston	TX	5.2	18,576	280	NA	100%
5/9/2016	Ironwood Office Suites	Sk Ironwood LLC	Keith Management LLC	Scottsdale	AZ	5.8	20,112	286	NA	NA
3/15/2016	HonorHealth Medical Group	Physicians Realty Trust	HonorHealth	Glendale	AZ	9.8	34,040	288	6.0%	100%
3/7/2016	OSSO Spine Center	Carter Validus Mission	HealthCare Partners Investments	Oklahoma City	OK	5.1	14,676	344	NA	100%
2/29/2016	1044 S 88th St	Saunders Bros LLC	Clear Sky LLC	Louisville	CO	3.1	19,947	154	NA	100%
2/12/2016	Texas Oncology	Physicians Realty Trust	Texas Health Resources	Bedford	TX	14.0	38,182	366	5.9%	100%
2/11/2016	Fountain Park Medical Plaza	Carter Validus Mission	Darryl D Robinson	Oklahoma City	OK	15.0	44,686	336	NA	NA
1/13/2016	698 E Wetmore Rd	Eddy O & Judy K Chernecki	Town West Realty	Tucson	AZ	4.6	30,840	149	7.5%	NA
12/4/2015	Carondelet Foothills Surgery Center	Westlake Farms	Klipp Family Trust, Michael R Wattis Inc, Et AL	Casas Adobes	AZ	7.6	13,802	551	NA	100%
11/16/2015	Kaiser Permanente Parkside Medical Offices	Kaiser Foundation Health Plan Inc	Colorado Springs Cardiologists	Colorado Springs	CO	2.5	19,078	131	NA	100%
10/26/2015	Family ER & Urgent Care	TSM Ventures	Field Street Development I Ltd	Irving	TX	6.2	10,200	603	NA	100%
10/19/2015	Arete Surgery Center	Physicians Realty Trust	The Spine Institute	Johnstown	CO	9.1	15,000	607	6.6%	100%
9/24/2015	Arkansas Valley Surgery Center	Community Healthcare Trust	Arkansas Valley Surgery Center	Cañon City	CO	2.7	10,800	250	9.3%	100%
9/16/2015	Scott & White Healthcare Copperas Cove	Richard Sachs	Stonelake Cap Prtnrs	Copperas Cove	TX	7.9	14,973	527	5.0%	100%
8/14/2015	Mountain View Office Suites	Larry K Yount	Pain Doctor Management Co	Scottsdale	AZ	3.2	13,188	245	NA	100%
8/10/2015	My Dentist	EI TX West Main Street Owner L	Broadstone Real Estate	Lewisville	TX	3.5	10,060	346	6.3%	100%
7/22/2015	8619 Broadway	RVE Interests Ltd	HTA (REIT)	Pearland	TX	1.0	19,760	51	NA	NA
7/17/2015	5725 Erindale Dr	Gilmore Family Trust, Carlisle Properties	Donald Fleisher	Colorado Springs	CO	4.2	15,782	263	NA	NA
6/30/2015	RGB Eye Associates	Spirit Realty Capital	P&B Eye Investments LLC	Sherman	TX	5.9	11,893	498	NA	100%
6/29/2015	Arrowhead Physicians Plaza	Pacific Medical Buildings	Abart Properties	Glendale	AZ	14.5	48,698	298	NA	83%
6/16/2015	1460 E Valley Rd	David & William Kirk	Jon Jiles	Basalt	CO	4.3	33,000	129	NA	NA
6/11/2015	Rockwall Medical Plaza	ARC Healthcare Trust III	Woodside Health	Rockwall	TX	6.6	18,176	363	NA	NA
5/29/2015	Los Alamos Professional Plaza	Community Healthcare Trust	CR Medina Management Co	Alamo	TX	5.3	41,797	127	10.0%	NA

Source: Real Capital Analytics; single asset MOB transactions since Q1 2015

(1) Southwest includes: AZ, CO, NM, OK, TX

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37

Southwest Transaction Comparables Detail (1) (Cont.) Purchase Price Date Name Buyer Seller City State ($million) Total SF $/ SF Cap Rate Occupancy (%) 5/18/2015 4601 Medical Center Dr Capital Comm'l Invts American National McKinney T X 2.7 33,981 81 NA NA 5/11/2015 Lone T ree Medical Center Niebur Development T he Surgery Center Lone T ree CO 3.1 26,558 116 NA NA 5/7/2015 Neighbors Emergency Center Arc Capital Partners NA Houston T X 6.7 15,000 446 6.2% 100% 5/5/2015 University of Colorado Harmony Campus T win Owls LLP Poudre Valley Health System Fort Collins CO 3.6 11,000 327 NA NA 4/28/2015 Rockmead Professional Center T ed L Barr/Joseph G Greulich/Benjamin D Sheridan Fouad Ghabriel Montgomery T X 6.6 28,038 235 7.1% 94% Low $1.0 10,060 $51 10.0% 60.0% Average $6.0 23,011 $283 7.0% 97.3% Median $5.0 18,428 $283 6.6% 100.0% High $18.8 48,698 $607 5.0% 100.0% Source: Real Capital Analytics; single asset MOB transactions since Q1 2015 (1) Southwest includes: AZ, CO, NM, OK, TX 38

Southeast Transaction Comparables Detail (1)

Date	Name	Buyer	Seller	City	State	Purchase Price ($ million)	Total SF	$ / SF	Cap Rate	Occupancy (%)
5/4/2017	40 N Merrimon Ave	YMCA	Wells Fargo	Asheville	NC	5.2	45,282	114	NA	NA
5/4/2017	11840 Southmore Dr	CMI Waverly LLC	Childress Klein Props	Charlotte	NC	6.5	36,016	180	NA	NA
5/1/2017	213-221 Sterling Farm	Elliott Bay Capital Trust	Partners Four LLC	Jackson	TN	5.4	19,478	275	NA	NA
4/5/2017	OrthoWilmington	Montecito Medical	Michael Marushack	Shallotte	NC	4.5	14,950	299	NA	100%
3/31/2017	The Woman's Group	Twg Real Estate Holdings-2716 West Virginia Avenue LLC	Butler-Lackman Trust of South Tampa LLC	Tampa	FL	2.9	11,492	252	NA	NA
3/30/2017	1620 Gateway Boulevard	Motorists Commerical Mutual Insurance Company	Consumers Realty Group LLC	Murfreesboro	TN	7.9	30,180	262	NA	NA
3/24/2017	11975 Shaw Ferry Road	MedSouth Healthcare Properties	Tennessee Urology Associates; Lee Congleton III	Lenoir City	TN	3.2	16,042	196	NA	NA
3/13/2017	Carolina	Universal Health Services Inc	ACA Properties of Aiken LLC	Aiken	SC	2.7	13,839	191	NA	NA
3/10/2017	11755 Southwest 90th Street	Janet Gersten	A&M Holdings & Investments LLC	Kendall	FL	3.0	12,600	234	3.9%	NA
3/9/2017	Duke Health Center	Duke University Health System	Ticon Properties	Durham	NC	5.3	27,441	192	NA	100%
3/7/2017	Griffin Gate Medical Center	Genesis Investment Props	Hal McCoy; Robert Bressler	Hopkinsville	KY	4.6	26,829	170	8.3%	NA
2/15/2017	Riverbend Medical Center	Flagship Cap Prtnrs	Keith W (MD)	Rome	GA	13.9	42,440	326	NA	100%
2/2/2017	South Lake Hearth & Vascular	Global Medical REIT	St Clare Development; Mark Graff	Clermont	FL	5.2	18,162	288	NA	NA
1/23/2017	121 Park Central Drive	Columbia Development	Joseph A Brannigan Jr	Columbia	SC	9.8	32,477	302	NA	NA
1/19/2017	5838 Six Forks Road	Glenwood Commercial Properties LLC	Four Horsemen Real Estate LLC	Raleigh	NC	5.0	14,053	352	NA	NA
1/18/2017	UNC REX Cancer Center	Inland RE Group	Carolina Specialty Oncology PA	Raleigh	NC	6.1	13,131	464	NA	NA
1/17/2017	632 Del Prado Boulevard North	Global Medical REIT	Robert O'Grady	Cape Coral	FL	7.3	25,814	281	7.3%	NA
1/13/2017	4315 Physicians Blvd	Main Street Medical Props LLC	Allen Dobson	Harrisburg	NC	5.2	23,555	219	NA	NA
1/3/2017	Carter Center	Mallico Inc	WePartner Carter Center LLC	Lilburn	GA	3.4	28,500	119	NA	NA
12/16/2016	822 Industrial Boulevard	Global Medical REIT	Shelia Brockman	Ellijay	GA	4.9	44,162	111	NA	NA
12/9/2016	Gastrointestinal Assoc MOB	Physicians Realty Trust	DDC North	Powell	TN	6.3	23,921	263	7.3%	100%
11/28/2016	Mudock Surgery Center	Rainier Capital	Stephen Helgemo	Port Charlotte	FL	6.5	11,964	543	NA	100%
11/2/2016	Fresenius	ExchangeRight	Global Net Lease	Sumter	SC	4.8	10,155	468	NA	100%
11/1/2016	Purdue Medical Center	Cumberland County Hospital System	Seema Devasthali; Shirish Devasthali	Fayetteville	NC	3.7	23,552	157	NA	NA
10/20/2016	Advanced Imaging of Port Charlotte	Chambers St Properties, Gramercy, LLCNL Ventures	AIC Ventures	Port Charlotte	FL	4.5	17,589	257	7.5%	100%
10/19/2016	540 Physicians Ln	McLeod Regional Medical Center	Lexington County Health Services District Inc	Sumter	SC	3.0	20,936	143	NA	NA
10/17/2016	14740 SW 26th St	R3d Star Builders LLC	South Dade Builders Inc	Miami	FL	5.0	22,880	219	NA	NA
10/14/2016	Cooper Lake Medical Center	R James Properties	Meadows & Ohly	Smyrna	GA	3.0	14,218	211	NA	100%
9/30/2016	2011 Falls Valley Dr	Sue Whitehouse	Falls Valley I LLC	Raleigh	NC	2.6	16,326	157	NA	NA
9/29/2016	Fresenius Morganton	Capital Square 1031	Shuford Development	Morganton	NC	6.3	13,132	477	6.2%	100%
9/16/2016	NTC Medical Plaza	SunTrust Equity	Red Top Building LLC	Clermont	FL	6.9	20,000	345	NA	NA
8/25/2016	Saint Thomas Health	NA	NA	Murfreesboro	TN	12.4	32,400	383	NA	100%
8/24/2016	Godley Station (Bldg 400 And 600)	RealOp Investments	C-III Asset Management, MS 2006-IQ12	Pooler	GA	3.4	19,980	171	NA	NA
8/16/2016	3903 N Elm Street	Broyhill Asset Mgmt, Brackett Flagship Props	Lindbrook Development	Greensboro	NC	7.7	35,854	215	NA	NA
8/11/2016	1301 Ring Rd	NA	NA	Elizabethtown	KY	4.5	12,000	375	6.3%	100%
8/10/2016	11835 Southmore Dr	Horizon Eye Care	Childress Klein Props	Charlotte	NC	5.1	22,000	232	NA	NA
8/1/2016	1221 S State Road 7	Flagler Inv Prop Grp	Schmier & Feurring Props	Palm Beach	FL	5.8	22,498	256	NA	NA
7/28/2016	190 Pembroke Dr	Caddis Partners	Indigo Surgical Properties LLC	Hilton Head Island	SC	8.0	19,729	405	7.7%	100%
7/13/2016	239 Village Center Parkway	Harrison Street RE Cap	Urology of Greater Atlanta	Stockbridge	GA	4.3	35,624	121	NA	NA
7/6/2016	Gibraltar Office Center	Gibraltar Crossings LLC	Sun 1031 LLC	Palm Harbor	FL	3.0	23,684	127	NA	NA
7/5/2016	Prestley Mill Medical Center	Wealth Migrate Medical 5 Holdings LLC	Parkside Partners	Douglasville	GA	4.3	28,400	151	NA	NA
6/29/2016	3280 Greenwald Way North	Marleen Escalante	Kevin S Cole	Kissimmee	FL	5.3	21,632	244	NA	NA
5/27/2016	8767 Perimeter Park Blvd	Jax IVC Real Estate Holdings LLC	Riac Properties LLC	Jacksonville	FL	1.8	10,500	167	NA	NA
5/25/2016	3672 Marathon Circle	G-A Healthcare REIT III	Wellstar Health Systems	Austell	GA	12.6	38,418	328	NA	100%
5/20/2016	Compass Imaging	NA	Compass Imaging	Gulfport	MS	3.5	10,965	319	8.3%	100%
5/19/2016	TLC Medical Arts Building	Stage Equity Partners	Stanmore Dev	Lady Lake	FL	10.6	29,018	365	NA	NA
5/17/2016	Byblos One	Phillip A Buhler	ESO Galleria LLC; Byblos Corners LLC	Doctor Phillips	FL	5.7	19,425	293	NA	NA

Source: Real Capital Analytics; single asset MOB transactions since Q1 2015

(1) Southeast includes: AR, LA, KY, TN, MS, AL, GA, FL, NC, SC

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39

Southeast Transaction Comparables Detail [1] (Cont.)

Date	Name	Buyer	Seller	City	State	Purchase Price ($ million)	Total SF	$ / SF	Cap Rate	Occupancy (%)
5/2/2016	1250 South Tamiami Trail	AW Property Co	Ben E Price	Sarasota	FL	16.1	48,200	334	NA	95%
4/19/2016	1 Hammock Beach Pkwy	Coastal Cloud Properties LLC	Robert M Brandy	Flagler Beach	FL	2.2	26,734	81	NA	NA
4/11/2016	Gardendale Surgery Center	Physicians Realty Trust	Gardendale Medical Clinic LLC	Gardendale	AL	7.5	15,000	498	6.9%	100%
4/8/2016	Monument 9A Imaging Center	Ikonkar LLC	Monument - 9A Medical Imaging Center LC	Jacksonville	FL	4.2	26,018	162	NA	100%
4/7/2016	1413 John B White Sr Blvd	Greenville Hospital System	East Main Properties LLC	Spartanburg	SC	2.9	13,651	212	NA	NA
3/29/2016	Stockbridge Family Medical Center	G-A Healthcare REIT III	SG Contracting Inc	Stockbridge	GA	10.3	46,964	219	NA	96%
3/15/2016	South Lake Medical Plaza	Orlando Health, Inc.	Principal RE Investors	Clermont	FL	4.6	46,762	98	NA	NA
3/14/2016	Novant Medical Center	MB Real Estate	MD Group LLC	Waxhaw	NC	6.6	25,957	254	NA	NA
3/1/2016	8337 Highway 72 West	Universal Health Trust	R Bland Warren	Madison	AL	10.1	30,000	336	NA	100%
2/25/2016	2575 Elms Center Road	HTA (REIT)	Summit Medical Properties	North Charleston	SC	6.2	22,248	277	NA	100%
2/19/2016	Vanderbilt University	Phoenix Realty Mgmt	FHS Nashville LP	Nashville	TN	3.0	10,500	288	6.9%	NA
2/8/2016	2220 Wisteria Drive Southwest	G-A Healthcare REIT III	SG Contracting Inc	Snellville	GA	8.3	43,671	190	NA	91%
2/5/2016	Sunset Medical	Luis Malo	Breakers Cap Prtnrs	Sunset	FL	11.8	35,002	337	7.0%	90%
2/2/2016	Paletsky Medical Office Building	Michael Shabsels	Esplanade Capital	Bonita Springs	FL	5.1	15,488	326	NA	NA
1/21/2016	Parkway Professional Center	Community Healthcare Trust	Matthew Johnson	Lakeland	FL	6.8	43,376	156	9.0%	NA
1/20/2016	Fresenius	Vanderson Construction	Renix Madison GP	Nashville	TN	3.7	12,000	312	NA	100%
12/22/2015	GHS Cancer Institute-Spartanburg	HealthCap	Aetex Commercial Props	Spartanburg	SC	3.6	17,744	201	NA	100%
12/18/2015	11834 County Rd 101	Flagship Cap Prtnrs, Broyhill Asset Mgmt	Michael P Lange	The Villages	FL	7.6	22,488	336	NA	NA
12/18/2015	Raleigh Pediatrics	Capital Square 1031	Raleigh Pediatrics	Raleigh	NC	5.3	15,153	349	NA	100%
12/17/2015	Stonecrest Medical Promenade	Stage Equity Partners	Oaks Development Group	Lithonia	GA	6.1	30,361	199	NA	NA
12/10/2015	Marsh Oak Medical Park	Marsh Oaks Partners LLC	Marsh Oak Holdings LLC	Charleston	SC	2.5	21,000	119	NA	NA
12/9/2015	175 White Street Northwest	G-A Healthcare REIT III	Mark Chastain	Marietta	GA	5.8	23,184	250	NA	97%
12/3/2015	Onyx Building	G-A Healthcare REIT III	Engineering Design Technologies Inc	Stockbridge	GA	8.0	47,875	167	NA	100%
12/1/2015	Farragut Medical Office Building	Farragut Medical LLC	LNR Partners, JPMCC 2005-CIBC13	Farragut	TN	1.9	20,342	93	NA	NA
11/30/2015	West Bay Professional Park	BC C-1 LLC	Jose Sosa	Town 'n' Country	FL	1.1	12,000	94	NA	NA
11/12/2015	Clearview Regional Medical Center	HealthCap	Global Securitization Services	Loganville	GA	6.4	15,226	419	NA	NA
10/29/2015	Catawba Springs Commons	John Box	Kenneth E Tucker	Denver	NC	4.2	25,376	167	NA	100%
10/21/2015	Duke University Medical Office	Capital Square 1031	Durham Realty Inc	Butner	NC	4.8	16,024	300	6.3%	100%
10/19/2015	3800 Johnson Street	Lotus Capital Partners LLC	Herbert Shick MD	Hollywood	FL	4.9	30,945	158	NA	100%
10/6/2015	Southwest Florida Pain Center	Lionheart Healthcare Partners LLC	Darol Carr	Port Charlotte	FL	3.2	25,283	127	NA	100%
9/30/2015	6918 McGinnis Ferry Road	SG Property Services	Children's Medical Group	Forsyth	GA	3.6	10,922	327	NA	100%
9/21/2015	Space Coast Cancer Center	Dr Jeffrey S Stalnaker	Richard M Levine	Titusville	FL	8.4	23,449	358	NA	NA
9/15/2015	Palm Coast Medical Arts Building	Palm Coast Medical Arts LLC	BJ Parrish	Palm Coast	FL	3.0	21,055	142	NA	NA
9/3/2015	St Joseph's Outpatient Center	Equity Inc	West Chase Medical Building LP	Westchase	FL	3.3	26,935	123	NA	NA
8/28/2015	Wesull Medical & Professional Bldg	Brackett Flagship Props, Broyhill Asset Mgmt	Retirement Living Associates Inc	Raleigh	NC	6.9	37,851	182	NA	100%
8/21/2015	Fresenius Medical Care	AEI Capital	AEI Accredited Investment Fund V Et al	Pine Bluff	AR	3.1	11,682	265	NA	100%
8/14/2015	Philip Professional Center	ARC Healthcare Trust III	ICM Realty Group Ltd	Lawrenceville	GA	9.0	32,120	280	NA	94%
7/24/2015	Medical Specialists of Palm Beach	Physicians Realty Trust	Seth Steinberg	Atlantis	FL	11.1	34,537	320	6.3%	100%
7/21/2015	Henry County Orthopaedic Surgery and Sports Medici	Henry County Medical Center	Eugene Gulish MD & Heather A Gladwell MD	Paris	TN	3.0	20,500	145	NA	100%
7/20/2015	540 New Waverly Place	CNL Healthcare Properties	The Keith Corporation	Cary	NC	15.0	44,680	336	NA	NA
7/7/2015	4237 S Pipkin Rd	Rainier Capital	Jeffrey W Gillespie	Lakeland	FL	5.4	21,616	249	NA	100%
7/2/2015	Fort Myers Urologists	Subhash & Seema Kshetrapal	Brian N Schwartz	Bonita Springs	FL	4.4	13,912	316	NA	100%
7/2/2015	197 14th Street NW	HT Group	Fourteenth Tower LLC	Atlanta	GA	2.5	16,111	155	NA	NA
6/30/2015	Brookstone Physician Center	Physicians Realty Trust	Northeast Alabama Regional Medical Center	Jacksonville	AL	2.8	19,800	141	8.2%	100%
6/29/2015	Riverwalk Medical Arts	Anthony F Fransway MD	Robert D Sena	Whiskey Creek	FL	2.8	15,608	177	NA	NA
6/26/2015	Rite Aid (Archbold Medical Group Sublease)	NA	NA	Thomasville	GA	2.5	13,813	181	NA	100%
6/26/2015	Laser & Surgery Center	Physicians Realty Trust	William J Byron/Laser & Surgery Center	Palm Beach Gardens	FL	14.1	20,403	691	6.7%	100%

Source: Real Capital Analytics; single asset MOB transactions since Q1 2015

(1) Southeast includes: AR, LA, KY, TN, MS, AL, GA, FL, NC, SC

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40

Southeast Transaction Comparables Detail [1] (Cont.)

Date	Name	Buyer	Seller	City	State	Purchase Price ($ million)	Total SF	$ / SF	Cap Rate	Occupancy (%)
6/25/2015	1672 Columbia Highway	Spectracare Health Systems Inc	Skyview LLC	Dothan	AL	2.5	12,028	208	NA	NA
6/25/2015	Preston Plaza	Dr Domic	RXR Realty	Cary	NC	5.8	34,427	168	NA	NA
6/17/2015	1221 S State Road 7	Schmier & Feurring Props	Nirmala Tripuraneni	Palm Beach	FL	3.7	22,498	163	NA	NA
6/16/2015	6141 Sunset Drive	Firman Infinity Retail, 6141 Sunset Offices LLC	Howard Schwartz	South Miami	FL	6.9	14,933	462	NA	NA
6/8/2015	Urology Centers of Alabama	Hammes Partners	Urology Center of Alabama	Homewood	AL	12.7	38,908	325	NA	100%
6/1/2015	Dahlonega Medical Mall	Community Healthcare Trust	Richardson Management	Dahlonega	GA	3.5	20,621	167	8.6%	NA
5/27/2015	2400 N Ocoee St	Phoenix Realty Mgmt	Chestnut Development	Cleveland	TN	6.2	12,000	513	7.1%	100%
5/21/2015	Mid Florida Eye Center	Broadstone Real Estate	Stonecrest Properties Trust	Belleview	FL	6.2	14,547	429	NA	100%
5/18/2015	Smyrna Medical Plaza	Agilitas Prop Dev	The Stanton Group Inc	Smyrna	TN	4.5	38,416	117	NA	NA
5/8/2015	Pinnacle Medical Office Building	G-A Healthcare REIT III	Tower Partners LLC	Marietta	GA	13.1	41,800	312	NA	100%
4/30/2015	1835 Roane State Hwy	ARC Healthcare Trust II	Physicians Plaza of Roane Cnty LLC	Harriman	TN	11.1	43,098	258	NA	NA
					Low	$1.1	10,155	$81	9.0%	90.0%
					Average	$5.8	24,153	$255	7.1%	99.2%
					Median	$5.1	22,000	$249	7.1%	100.0%
					High	$16.1	48,200	$691	3.9%	100.0%

Source: Real Capital Analytics; single asset MOB transactions since Q1 2015

(1) Southeast includes: AR, LA, KY, TN, MS, AL, GA, FL, NC, SC

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41

Dialysis Transaction Comparables Detail (1)

Date	Name	Buyer	Seller	City	State	Purchase Price ($ million)	Total SF	$ / SF	Cap Rate	Occupancy (%)
5/24/2017	Fresenius	Elliott Bay Capital Trust	Village Bank	Henrico	VA	2.7	10,300	262	6.5%	100%
5/15/2017	Davita Dialysis	Angela Fu	Saca Development	Sacramento	CA	5.9	11,000	536	4.7%	100%
5/11/2017	810 East Manning Avenue	Libo United LLC	DDYS Investments 3 LLC	Reedley	CA	3.6	11,000	325	NA	100%
4/21/2017	Fresenius	Jean Wong	Keith Holcomb	Fort Pierce	FL	2.1	7,820	267	NA	100%
4/17/2017	Fresenius Kidney Care	Elliott Bay Capital Trust	Brink Avenue Invest LLC	Sarasota	FL	2.9	8,777	329	NA	100%
3/29/2017	Davita Dialysis	Schlesinger Companies	Cascadia Development Partners	Portland	OR	5.3	8,160	650	4.9%	100%
3/28/2017	Fresenius Medical Care	Phoenix Realty Mgmt	Thomas E Burkart	Farmville	NC	3.6	7,186	494	NA	100%
3/17/2017	Davita Dialysis	NA	Oman-Gibson Assocs	Elizabeth City	NC	3.9	9,993	385	5.8%	100%
3/17/2017	Davita Dialysis Danville	NA	NA	Danville	IL	2.8	5,800	475	6.4%	100%
2/28/2017	Sunport Healthcare Center	Montecito Medical	DaVita HealthCare Prtnrs	Albuquerque	NM	35.8	85,726	418	NA	100%
2/14/2017	Fresenius	Quincy Holdings LLC	Alliance Equities LLC	San Antonio	TX	3.2	11,000	286	7.7%	100%
2/2/2017	DaVita Dialysis Evans	AEI Capital	DaVita HealthCare Prtnrs	Evans	GA	3.2	7,682	411	6.2%	100%
1/25/2017	DaVita Dialysis	James Naekel Trust	Roger Michaud	Dinuba	CA	3.6	9,000	399	5.9%	100%
1/24/2017	Fresenius Kidney Care Tar River	Capital Square 1031	Shuford Development	Louisburg	NC	4.1	8,200	498	NA	100%
12/30/2016	Davita Dialysis Center	Kwan Lee	C Patrick Cox	Paramount	CA	9.0	13,085	687	NA	100%
12/30/2016	DaVita Dialysis	Ronco Development	Centres Inc	Antioch	CA	7.0	11,530	606	NA	100%
11/16/2016	DaVita	Grissom Family Land & Cattle LP	Meridian Property	Palmdale	CA	7.0	13,750	508	5.0%	100%
10/7/2016	Davita Dialysis	ZJ & R Properties LLC	A & D Protocol Transportation	San Antonio	TX	3.6	11,022	329	NA	100%
9/21/2016	DaVita Dialysis	Sunny Wang LLC	Noble Properties	Long Beach	CA	6.9	9,966	690	5.1%	100%
7/21/2016	Davita	NA	NA	Fredericksburg	VA	5.0	8,468	592	5.4%	100%
6/1/2016	Davita Dialysis	NA	NA	Clinton	OK	1.5	5,500	267	5.6%	100%
5/20/2016	DaVita Dialysis	Tognoli 1999 Family Trust	Centres Inc	Victorville	CA	5.4	11,780	460	NA	100%
4/14/2016	DaVita Dialysis	Architech Investment LLC	Centres Anaheim LLC	Anaheim	CA	11.5	14,800	774	NA	100%
3/17/2016	Davita Dialysis	NA	NA	Miamisburg	OH	1.4	5,200	275	6.3%	100%
2/25/2016	2813 Ring Road	Castagnolo Properties Inc	Ring Road Elizabethtown	Elizabethtown	KY	3.2	9,896	322	NA	100%
1/8/2016	Davita Dialysis	Elle M Stern Cleveland	Oman-Gibson Assocs	Lynn Haven	FL	2.8	7,959	346	NA	100%
11/22/2015	DaVita Dialysis	Crest Properties LLC	Centres Inc	Tustin	CA	7.5	10,389	726	5.3%	100%
10/23/2015	DaVita Dialysis	Michael & SJ Butler Trust	Centres Inc	North Las Vegas	NV	4.1	8,504	485	NA	100%
7/17/2015	DaVita Dialysis	Stanley C Hess	Meridian Property	Pomona	CA	6.5	11,549	563	5.5%	100%
4/20/2015	DaVita Dialysis	Apcar Family Trust	Ginder Development	Fresno	CA	2.4	6,150	390	NA	100%
1/24/2017	Fresenius Kidney Care Tar River	Capital Square 1031	Shuford Development	Louisburg	NC	4.1	8,200	498	NA	100%
11/2/2016	Fresenius	ExchangeRight	Global Net Lease	Sumter	SC	4.8	10,155	468	NA	100%
10/3/2016	Fresenius Medical Care (FMC)	18020 LLC	McMahon Development	Kingsland	GA	2.7	7,104	382	NA	100%
9/29/2016	Fresenius Morganton	Capital Square 1031	Shuford Development	Morganton	NC	6.3	13,132	477	6.2%	100%
8/19/2016	Fresenius	NA	NA	Stafford	VA	4.5	8,308	539	5.9%	100%
7/22/2016	Fresenius	NA	NA	La Junta	CO	3.9	5,112	753	5.9%	100%
5/20/2016	Dialysis	Cameron Management LLC	Albany Renal Construction, LLC	Albany	OR	7.4	12,986	570	NA	100%
3/15/2016	Fresenius	Capital Square 1031,	MDG Development Group	Winchester	VA	3.8	9,503	402	NA	100%
1/20/2016	Fresenius	Vanderson Construction	Renix Madison GP	Nashville	TN	3.7	12,000	312	NA	100%
8/27/2015	Vincennes Surgery Center	Mosaic Properties	10 Gardenside LLC/Gilbert LLC	Vincennes	IN	2.8	8,421	327	NA	100%
8/21/2015	Fresenius Medical Care	AEI Capital	AEI Accredited Investment Fund V Et Al.	Pine Bluff	AR	3.1	11,682	265	NA	100%
8/20/2015	Fresenius Dialysis	Aretaeus Realty Trust	Axis Property Holdings LLC	Rochester	NH	3.4	10,332	324	NA	100%
3/23/2015	Fresenius Medical Care	Rockwell Debt-Free Props	PCI | HealthDev	Chehalis	WA	4.7	8,200	576	NA	100%
12/12/2016	DaVita Las Vegas Dialysis Center	Elliott Bay Capital Trust	Meadows Zim LLC	Las Vegas	NV	5.7	12,277	463	NA	100%
10/4/2016	240 Churchill Avenue	240 Churchill Ave Somerset LLC	Hill-Gray Seven LLC	Franklin	NJ	2.7	8,415	317	NA	100%
8/9/2016	DaVita Willingboro Dialysis	12 Stonewall LLC	Vansciver Willingboro LLC	Willingboro	NJ	2.6	8,000	320	NA	100%

Source: Real Capital Analytics; single asset MOB transactions since Q1 2015

(1) Includes MOB transactions where Fresenius or DaVita were tenants at time of sale

KeyBanc Capital Markets

42

Dialysis Transaction Comparables Detail [(1)] (Cont.)

Date	Name	Buyer	Seller	City	State	Purchase Price ($ million)	Total SF	$ / SF	Cap Rate	Occupancy (%)
10/2/2015	DaVita Dialysis (Lakewood, CO)	AFC Investment Corp	Adv Property Svcs LLC	Lakewood	CO	5.0	13,852	363	5.8%	100%
8/17/2015	DaVita Dialysis	David R Bergman	ARC Daily NAV	Sturgeon Bay	WI	0.8	6,000	133	NA	100%
11/29/2016	DaVita	SunTrust	DaVita HealthCare Prtnrs	Brookline	MA	10.3	15,536	660	NA	100%
6/4/2015	DaVita Etowah Dialysis Center	Community Healthcare Trust	NA	Etowah	TN	0.6	4,720	127	NA	100%
1/23/2017	121 Park Central Drive	Columbia Development	Joseph A Brannigan Jr	Columbia	SC	9.8	32,477	302	NA	NA
2/16/2017	Fresenius	Quincy Holdings LLC	Alliance Equities LLC	San Antonio	TX	3.1	11,000	280	7.3%	100%
12/21/2016	Fresenius Medical Care	NA	NA	Birmingham	AL	1.8	7,896	225	6.8%	100%
10/27/2016	Fresenius Cleveland	Capital Square 1031	COP Cleveland East LLC	Cleveland	OH	10.8	31,365	344	6.0%	100%
10/11/2016	Fresenius Medical Care	Gada Family Trust	Giuseppe Sima & Mary Sima	San Diego	CA	2.2	6,600	333	6.5%	100%
10/3/2016	Fresenius Medical Care	Elliott Bay Capital Trust	Biomedical Medical Partners LLC	Chicago	IL	2.9	10,947	268	7.9%	100%
9/1/2016	2345 East Pershing Street	Areteaus Realty Trust	Carnegie Cos	Salem	OH	2.5	8,700	292	NA	100%
5/25/2016	Fresenius Medical Care	Areteaus Realty Trust	Mosaic Properties	River Forest	IL	4.8	15,941	300	NA	100%
5/12/2016	Fresenius Medical Care	Jie Wang	HC Norpac LLC	Harbor City, Los Angeles	CA	7.9	18,592	422	NA	100%
5/9/2016	Fresenius Medical Care	ExchangeRight	Oman-Gibson Assocs	Nashville	TN	4.4	8,799	501	NA	100%
3/25/2016	Fresenius Medical Care	NA	CSCP Bastrop LP	Marble Falls	TX	2.5	7,810	315	7.6%	100%
3/15/2016	10 East Moreland Avenue	Areteaus Realty Trust	Renal Enterprise LLC	Philadelphia	PA	7.8	24,745	315	NA	100%
2/22/2016	Fresenius Medical Care Center	Tri Star Associates; Frank Grossman	Cohen Financial	Abington	PA	2.7	11,300	239	NA	100%
12/17/2015	Fresenius Medical Care	Mosaic Properties	Trust 12558607	River Forest	IL	3.1	15,941	193	NA	100%
6/3/2015	Fresenius Medical Care	NA	1213 Main-Milton-Freeman Ltd	Umatilla	OR	2.0	6,240	324	NA	100%
6/3/2015	135 Avera Dr	Community Healthcare Trust	Avera Properties & Associates LLC	Fort Valley	GA	1.1	4,920	224	NA	100%
4/16/2015	Fresenius Medical Care	Phoenix Realty Mgmt	Stephen Moore	Johnson City	TN	3.3	12,006	274	6.9%	100%
4/6/2015	Fresenius Medical Care - Centerville, TN	NA	NA	Centerville	TN	1.5	13,460	111	9.0%	100%
12/21/2016	DaVita Dialysis	Allan R Francescutti	NLV - ZIM LLC	North Las Vegas	NV	3.2	10,249	317	6.1%	100%
1/30/2017	DaVita Dialysis	James W Naekel Trust	RPM Realty LLC	Dinuba	CA	3.6	9,000	399	NA	100%
10/18/2016	Davita	NA	NA	Berlin	WI	2.4	6,858	354	6.3%	100%
10/18/2016	Davita	NA	NA	Chilton	WI	2.5	7,847	314	6.3%	100%
5/11/2016	DaVita	NorthWall Builders	Christopher O'Brien; Brock Transportation	Redwood City	CA	7.8	8,190	949	4.1%	100%
4/7/2016	DaVita Dialysis	Moons Family Trust	Meridian Property	San Rafael	CA	13.0	10,652	1,218	NA	100%
12/3/2015	DaVita Dialysis	NA	Saca Development	Sacramento	CA	4.4	15,007	293	5.3%	100%
11/23/2015	Patriot Commerce Center (Unit C D E in Bldg G)	Gina Zhang	DaVita HealthCare Prtnrs	Moorpark	CA	6.2	15,921	388	5.0%	100%
11/6/2015	DaVita Dialysis	John H & Mary C Santos	Chiridge Harlem LLC	Worth	IL	4.0	7,423	539	NA	100%
10/6/2015	6825 Burden Blvd (Unit A & E)	Areteaus Realty Trust	BLT LLC	Pasco	WA	2.7	9,066	299	6.9%	100%
5/4/2015	DaVita Dialysis	Hathaway Dinwiddie	Meridian Property	Modesto	CA	6.1	11,814	518	5.7%	100%
7/28/2016	Fresenius Medical Care - Lubbock, TX	Four Springs Capital	Four Springs Cap Trust	Lubbock	TX	5.4	16,872	321	5.6%	95%
7/6/2016	Fresenius Medical Center	Rood Investments	FRE Montana LLC	Polson	MT	5.0	6,400	786	NA	100%
4/28/2016	Fresenius Medical Care	AEI Capital	RFG Braselton LLC	Braselton	GA	3.3	8,288	393	NA	100%
3/3/2016	Fresenius Medical Care Marquette	NA	NA	Marquette	MI	3.3	9,580	340	6.1%	100%
1/14/2016	Fresenius Medical Care Whitehall	1320 Mickley Road Developers Corp	Lehigh Valley Diagnostic Imaging	Whitehall	PA	3.1	10,115	309	6.7%	100%
7/15/2015	Fresenius	Global Net Lease	Richmond County Dialysis LLC	Hephzibah	GA	2.8	6,000	463	7.2%	100%
					Low	$0.6	4,720	$111	9.0%	95.0%
					Average	$4.7	11,449	$418	6.1%	99.9%
					Median	$3.6	9,896	$363	6.1%	100.0%
					High	$35.8	85,726	$1,218	4.1%	100.0%

Source: Real Capital Analytics; single asset MOB transactions since Q1 2015
(1) Includes MOB transactions where Fresenius or DaVita were tenants at time of sale

KeyBanc Capital Markets

43

Seniors Housing Transaction Comparables Detail (1)

Date	Name	Buyer	Seller	City	State	Purchase Price ($ million)	Units	$ / (Unit)	Cap Rate
2/10/2017	Foxbridge	Inspirit Senior Living	Wesleyan Homes of Tennessee Inc	Memphis	TN	$10.0	120 Units	$83,333	4.1%
12/15/2016	Azalea Manor Inc	Azalea Holdings Group LLC	One Putt Properties LLC	Marietta	GA	2.7	25 Units	108,000	10.3%
10/31/2016	Pine Ridge of Plumbrook Retirement Community	Green Courte Partners	Walton Street Capital	Sterling Hts	MI	22.2	118 Units	188,390	6.6%
5/12/2016	Country Gardens Lanier	Synovus	Sabal Financial Group	Cumming	GA	3.3	41 Units	80,488	8.0%
1/6/2016	Gates Mills Club	Gates Mills Assisted Living LLC	Everest Properties	Cleveland	OH	12.0	120 Units	100,000	6.7%
8/12/2015	Echo Ridge	New Senior Investment Group	Fortress	Knoxville	TN	31.1	109 Units	285,321	5.3%
8/12/2015	Alexis Gardens	New Senior Investment Group	Fortress	Toledo	OH	26.2	115 Units	227,826	5.3%
8/12/2015	Jefferson, The	New Senior Investment Group	Fortress	Middleton	WI	21.3	115 Units	185,217	5.0%
6/1/2015	The Fountains at Crystal Lake	Northstar Healthcare	Arcapita Bank	Crystal Lake	IL	34.8	211 Units	165,090	6.4%
6/1/2015	The Fountains at Franklin	Northstar Healthcare	Arcapita Bank	Southfield	MI	16.0	343 Units	46,647	5.8%
12/15/2016	The Gardens of Smyrna	GS Holdings Group LLC	One Putt Properties LLC	Smyrna	GA	3.4	38 Units	89,474	10.2%
11/18/2016	Sunrise Ridge Assisted Living	Bayer Properties	S & W Holdings LLC	Trussville	AL	4.5	45 Units	100,000	7.4%
8/26/2016	Cordelia Manor	Omega Healthcare	ASL of Cordele RE LLC	Cordele	GA	2.5	46 Units	54,348	8.0%
7/20/2016	Wellington Manor	Mainstay Financial Services	ValStone Partners	Newport	TN	3.9	42 Units	92,857	8.5%
7/18/2016	The Village at Athens	LTC Properties	NA	Bogart	GA	14.3	70 Units	204,286	8.0%
6/9/2016	The Trace At Claiborne Hill	MTGE Investment Corp	Arcadia Communities	Covington	LA	22.0	94 Units	234,043	7.0%
5/11/2016	Care Partners Assisted Living	SKC Working Dream Inc	Hometown Living LLC	Eau Claire	WI	5.3	34 Units	154,412	7.6%
5/1/2016	Overlook at Cedarcrest	Senior Housing Properties Trust	Paulding Construction	Acworth	GA	8.4	38 Units	221,053	7.8%
4/21/2016	Clarity Pointe	LTC Properties	Batson-Cook Development	Louisville	KY	14.3	60 Units	237,917	8.0%
3/1/2016	Fellowship Homes at Brookside	Omega Healthcare	Brookside Prime Properties LLC	Quitman	GA	17.5	109 Units	160,550	8.7%
3/1/2016	Omega Healthcare GA Sr Housing Portfolio '16	Omega Healthcare	Brookside Prime Properties LLC	Nashville	GA	2.7	26 Units	103,846	11.3%
2/1/2016	Vintage Hills	Welltower	NA	Ankeny	IA	12.0	66 Units	181,818	6.5%
1/4/2016	Angelica's Place	NA	NA	Romeo	MI	6.5	40 Units	162,500	10.6%
12/30/2015	Crystal Apartments	Pergola Management	Nath Companies	Minneapolis	MN	3.7	41 Units	89,024	5.4%
11/10/2015	The Shores of Lake Phalen	CNL Financial Group	Maplewood Senior Living LLC	Saint Paul	MN	29.6	105 Units	282,143	6.3%
10/30/2015	Maison Jardin	NA	Health Christ Care LLC	Morgan City	LA	4.0	59 Units	67,797	8.4%
9/3/2015	The Oaks at Hampton	Senior Housing Properties Trust	Oaks Senior Living	Cumming	GA	18.3	84 Units	217,262	8.6%
8/31/2015	The Brook of Roscommon	National Health Invstrs	Brook Retirement	Roscommon	MI	6.0	42 Units	142,857	8.6%
8/27/2015	Franciscan Woods	NA	Columbus Highland Ridge II LLC	Columbus	GA	4.9	60 Units	81,250	5.7%
8/12/2015	Greenwood Terrace	New Senior Investment Group	Fortress	Lenexa	KS	26.2	120 Units	218,333	6.0%
8/12/2015	Holiday Hills Estates	New Senior Investment Group	Fortress	Rapid City	SD	20.3	110 Units	184,545	4.8%
8/12/2015	Genesee Gardens	New Senior Investment Group	Fortress	Flint	MI	21.2	121 Units	175,207	6.1%
8/12/2015	Pinegate	New Senior Investment Group	Fortress	Macon	GA	20.7	115 Units	180,000	5.1%
8/3/2015	Misty Meadows Senior Living Center	Damen Healthcare	Legerett Enterprises LLC	Metropolis	IL	4.3	39 Units	109,269	8.5%
7/31/2015	Fairfield Village	National Health Invstrs	Jerry McClain Companies	Lancaster	OH	21.0	92 Units	228,261	8.0%
7/29/2015	Whispering Pines Village	Capital Senior Living	RRT LLC	Columbiana	OH	13.3	68 Units	195,221	7.2%
7/1/2015	Glenwood Retirement Community	United Church Homes	Marietta Continuing Care Retire Ment Community Inc/Mariet	Marietta	OH	11.0	122 Units	90,028	9.3%
6/1/2015	The Fountains At Bronson Place	Northstar Healthcare	Arcapita Bank	Kalamazoo	MI	52.9	213 Units	248,357	5.6%
7/1/2015	Glenwood Retirement Community	United Church Homes	Marietta Continuing Care Retire Ment Community Inc/Mariet	Marietta	OH	11.0	122 Units	90,028	9.3%
6/1/2015	The Fountains At Bronson Place	Northstar Healthcare	Arcapita Bank	Kalamazoo	MI	52.9	213 Units	248,357	5.6%
4/23/2015	Ivy Springs	Fortress	Pinpoint Commercial LP	Buford	GA	18.2	77 Units	236,494	6.4%

	Purchase Price ($ million)	Units	$ / (Unit)	Cap Rate
Low	$2.5	25	$46,647	11.3%
Average	$15.5	93	$159,801	7.3%
Median	$13.3	84	$165,090	7.2%
High	$52.9	343	$285,321	4.1%

KeyBanc Capital Markets

Source: Real Capital Analytics; single asset seniors housing transactions since Q1 2015

(1) Includes AL and IL transactions in Midwest (ND, SD, NE, KS, MN, IA, MO, WI, IL, MI, OH) and Southeast (AR, LA, KY, TN, MS, AL, GA, FL, NC, SC)

44

Confidential B. Public Comparable Company Descriptions

Comparable Public Companies – Descriptions

Comparable Company		Business Description
HTA Healthcare Trust of America, Inc.	Healthcare Trust of America (NYSE: HTA)	• Engages in acquiring, owning and operating high-quality medical office buildings (MOBs) located primarily on-campus or affiliated with leading healthcare systems • The company has invested $4.3 billion primarily in MOBs and other healthcare assets comprising 18.7 million square feet
HEALTHCARE REALTY	Healthcare Realty Trust (NYSE: HR)	• Owns, manages, finances and develops income-producing real estate properties associated primarily with the delivery of outpatient healthcare services throughout the U.S. • Provides leasing and property management services to ~10.8 million square feet nationwide • As of March 31, 2017, the company had gross investments of ~$3.5 billion in 195 real estate properties (consisting of 180 MOBs, 5 hospitals and 10 other health care properties) in 27 states totaling ~14.3 million square feet
PHYSICIANS REALTY TRUST	Physicians Realty Trust (NYSE: DOC)	• Acquires, develops, owns, and manages healthcare properties that are leased to physicians, hospitals and healthcare delivery systems • The company's properties typically are on-campus, or are affiliated with a hospital or other healthcare provider • As of March 31, 2017, the company had gross investment of $3.2 billion in 253 healthcare properties (consisting of 243 MOBs, 6 hospitals and 4 other health care properties)
UHT	Universal Health Realty Income Trust (NYSE: UHT)	• Invests in acute care hospitals, rehabilitation hospitals, sub-acute facilities, surgery centers, free-standing emergency departments, childcare centers, and MOBs • As of March 31, 2017, the company had 66 real estate investments located in 20 states across the U.S. consisting of 53 MOBs, 6 Hospitals and 7 other healthcare properties
COMMUNITY HEALTHCARE TRUST	Community Healthcare Trust (NYSE:CHCT)	• Self-managed, fully-integrated REIT that acquires, or finances assets leased to hospitals, doctors, healthcare systems, or other healthcare services providers in primarily suburban markets • As of March 31, 2017, the company had investments of ~$293.3 million in 68 real estate properties, located in 24 states, totaling ~1.5 million square feet

KeyBanc Capital Markets

46

Comparable Public Companies – Descriptions (cont.) Comparable Company Business Description Senior Housing Properties • Owns independent and assisted living communities, continuing care retirement communities, skilled nursing facilities, medical office buildings, and wellness centers located throughout the U.S. Trust • As of March 31, 2017, the company had an $8.6 billion investment portfolio consisting of 434 properties in 42 (NYSE: SNH) states and Washington, D.C. National Health Investors • Specializes in sale-leaseback acquisitions, joint venture, mortgage and mezzanine financing of need-driven and discretionary senior housing, medical office, and specialty hospital assets (NYSE: NHI) • As of March 31, 2017, the company had 215 healthcare properties, consisting of 138 senior housing, 72 skilled nursing, 2 MOBs and 3 hospitals, across 32 states in the U.S. • Invests primarily in seniors housing and healthcare properties through triple-net lease transactions, mortgage LTC Properties loans and other investments • As of March 31, 2017, the company had gross real estate investments of ~$1.5 billion in 203 operating (NYSE: LTC) healthcare facilities, consisting of 97 skilled nursing, 105 assisted living and one behavioral healthcare hospital, across 30 states in the U.S. • LTC Properties was founded in 1992 and is headquartered in Westlake Village, California • Self-managed, self-administered REIT focusing on medical office and seniors housing facilities Sabra Health Care REIT • As of March 31, 2017, the company had investments in 182 health care properties (consisting of 96 skilled nursing/transitional care facilities, 85 senior housing facilities, and one acute care hospital) with 18,756 (NYSE: SBRA) beds/units, spread across the U.S. and Canada • Owns diversified portfolio of private pay senior housing properties located across the U.S. New Senior Investment • As of March 31, 2017, the company had 150 senior housing properties (consisting of 105 independent living Group properties, 40 assisted living / memory care properties and 5 continuing care retirement communities properties) across 37 states (NYSE: SNR) 47